UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, emerging market economies overall continued to grow faster than developed market economies. Among major emerging market economies, China’s, India’s and South Africa’s central banks left their benchmark interest rates unchanged, while Brazil’s and Russia’s lowered their rates several times during the period. Emerging market currencies generally appreciated against the U.S. dollar. Investor sentiment grew amid encouraging corporate earnings growth and economic reports from many emerging market countries, as well as easing concerns about the potential for a protectionist U.S. trade policy, which helped offset concerns about weak commodity prices and geopolitical tensions in certain regions. In this environment, emerging market stocks delivered a strong total return, as measured by the MSCI Emerging Markets Index, while emerging market bonds generated a modest return, as measured by the J.P. Morgan Emerging Markets Bond Index Global.

We are committed to our long-term perspective and disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Semiannual Report

Templeton Emerging Markets Balanced Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	25

Notes to Financial Statements	29

Shareholder Information	43

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Emerging Markets Balanced Fund

We are pleased to bring you Templeton Emerging Markets Balanced Fund’s semiannual report for the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares delivered a +16.27% cumulative total return for the six months under review. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global generated a +12.28% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. India’s economy grew at a slower pace in the March 2017 quarter compared to the prior-year period, as consumer spending growth slowed and investment declined following the government’s demonetization program that recalled large-denominated currency notes from circulation. Russia’s economy grew in the first quarter of 2017 compared to the prior-year period, driven by growth in mining, manufacturing, trade and transportation. Brazil’s economy contracted at a slower rate in 2017’s first quarter compared to the prior-year period, but it grew compared to the previous quarter, as export growth offset a small decline in consumer spending and contraction in investment and public spending. Following a quarterly decline in 2016’s fourth quarter, South Africa’s economy fell into recession in 2017’s first quarter as gross domestic product contracted due largely to trade and manufacturing declines. Among other emerging markets, South Korea’s, Taiwan’s and Hungary’s economies continued to grow.

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the six months ended 6/30/17, the MSCI EM Index posted a +18.60% total return and the JPM EMBI Global posted a +6.20% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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Several central banks, including those of Mexico and Turkey, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of Chile, lowered their benchmark interest rates to promote economic growth. The Bank of Russia reduced its key interest rate several times, but noted at its June meeting that it would implement moderately tight monetary conditions to maintain inflation. Brazil’s central bank cut its benchmark interest rate several times during the period to spur economic growth. China’s, India’s and South Africa’s central banks left their benchmark interest rates unchanged during the period.

Emerging market stocks rose significantly during the six months under review, as corporate earnings growth and encouraging economic data from China and other emerging market countries helped offset investor concerns about lower commodity prices and various geopolitical tensions. Further supporting stocks were emerging market currencies’ overall strength against the U.S. dollar and subsiding concerns about the potential for a protectionist U.S. trade policy. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +18.60% total return for the six months ended June 30, 2017.1

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

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When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, or may be used for hedging purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Top Five Equity Holdings
6/30/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.4%
Technology Hardware, Storage & Peripherals, South Korea
Naspers Ltd. Media, South Africa	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8%
Semiconductors & Semiconductor Equipment, Taiwan
Brilliance China Automotive Holdings Ltd. Automobiles, China	3.5%
Unilever PLC Personal Products, U.K.	2.0%

Equity

During the six months under review, key contributors to the Fund’s absolute performance included investments in Samsung Electronics, Tencent Holdings and Brilliance China Automotive Holdings.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. The company is also a leading supplier of memory chips for high-end phones and is a key provider of organic light-emitting diodes (OLED) displays. Key drivers of the stock price included strong first-quarter 2017 corporate results, robust second-quarter earnings guidance, proposed share buybacks and announcement of a cancelation of all existing Treasury shares. Strong demand for Samsung’s new high-end smartphone, the Galaxy S8, which was released in March 2017, also supported sentiment.

Tencent is one of the world’s largest and most widely used Internet service portals. The company provides value-added Internet, mobile and telecommunication services and online advertising under the strategic goal of providing users with “one-stop online lifestyle services.” Over the last decade, Tencent has maintained steady growth under its user-oriented operating strategies. Internet stocks in China rebounded in the first half of 2017 following pressure in the fourth quarter of 2016. Tencent’s shares further benefited from a better-than-expected double-digit increase in first-quarter revenues, driven by the online gaming, online advertising and social networking segments.

Brilliance China Automotive manufactures and sells automobiles to the Chinese domestic market, predominantly through its joint venture with German luxury car manufacturer BMW. The company announced an in-line set of figures for 2016, and better-than-expected first-quarter 2017 earnings growth driven by strong sales growth. Expectations for a continuation of strong sales momentum in the second half of 2017, supported by resilient luxury car demand and the continued rise of China’s upper middle class, also drove share price performance over the period. An encouraging outlook based upon new vehicle launches, increased financing revenues, a supportive macroeconomic environment and attractive valuations further supported investor sentiment in the stock.

In contrast, key detractors from the Fund’s absolute performance included positions in IMAX, LUKOIL and CNOOC.

IMAX is one of the world’s leading entertainment technology companies, specializing in immersive motion picture technologies. The company combines proprietary software, theater architecture and equipment to create high-quality motion picture experiences. Its systems are used globally, including a notable market position in China. Gross profit

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margin for first-quarter 2017 was down from first-quarter 2016, when box-office figures were helped by a stronger movie slate. In June, the company announced a cost-cutting program and proposed further share buybacks.

LUKOIL is a Russia-based energy company primarily involved in the exploration, production, marketing and refining of oil and oil-related products. The company is one of the world’s largest oil companies in terms of reserves. Although the company delivered first-quarter 2017 results that beat expectations, its shares underperformed due to weak investor sentiment in the Russian market in general and a decline in crude oil prices. After surging 55.93% in U.S. dollar terms in 2016, the Russian market gave back some of those gains in the first half of 2017, with the MSCI Russia Index declining 13.96%.1 Key reasons for the correction were a decline in oil prices and geopolitical worries, including additional U.S. sanctions.

CNOOC, the listed subsidiary of state-owned China National Offshore Oil Corporation, is China’s biggest offshore oil producer. CNOOC’s businesses focus on the exploration, development, production and sale of crude oil, natural gas and petroleum-related products. Lower natural gas and crude oil prices impacted companies across the energy sector globally, with those in China being no exception. Reports that better technology could lower the production cost of shale oil, making a reduction in global inventory and recovery of crude prices much slower than originally expected, also pressured investor sentiment.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s equity performance was positively affected by the equity portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the past six months, we increased the Fund’s equity holdings in Russia, South Korea and the Czech Republic and made some purchases in Mexico as we continued to invest in opportunities we considered to be attractive. In sector terms, we increased equity holdings in health care and materials and made some purchases in financials.2 Key equity purchases included a new position in Sberbank of Russia, the country’s leading bank. We also increased investments in South Korea-listed POSCO, one of the world’s largest steel producers, and Alibaba Group Holding, China’s largest e-commerce company.

Conversely, we conducted some sales to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s investments in South Africa and the U.K. and made some sales in China and Brazil. In sector terms, we reduced holdings in industrials and consumer staples and conducted some sales in information technology (IT).3 Key equity sales included reducing holdings in the aforementioned Tencent and in Brazilian financial conglomerate Itau Unibanco Holding. We also closed the Fund’s position in Remgro, a South African holding company with interests in food, finance and health care.

Top Five Fixed Income Holdings*
6/30/17
Issue/Issuer	% of Total Net Assets
Nota Do Tesouro Nacional	4.5%
Government of Ghana	4.4%
Argentine Bonos del Tesoro	3.9%
Titulos de Tesoreria	3.2%
Government of Indonesia	2.8%

*Excludes short-term investments.

Fixed Income

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue

2. The health care sector comprises pharmaceuticals in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The financials sector comprises banks, capital markets and insurance in the SOI.

3. The industrials sector construction and engineering, distributors, trading companies and distributors, and transportation infrastructure in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BALANCED FUND

interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer-term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by overall credit exposures and currency positions. Select local-currency duration exposures in Latin America (Argentina, Brazil and Colombia) and Asia ex-Japan (Indonesia) contributed to absolute results. Among currencies, positions in Latin America (Mexican peso) contributed to absolute performance. However, the Fund’s net-negative positions in the euro and Australian dollar detracted from absolute results. Select credit exposures in Europe and Africa contributed to absolute performance.

On a relative basis, the Fund’s outperformance was primarily due to select interest-rate strategies, followed by currency positions. Overall, credit exposures detracted from relative return. The Fund maintained a defensive approach regarding U.S. interest rates. Select off-benchmark local-currency duration exposures in Latin America (Argentina, Brazil and Colombia) and Asia ex-Japan (Indonesia) contributed to relative performance. Among currencies, overweighted positions in Latin America (Mexican peso) contributed to relative return. However, the Fund’s underweighted positions in the euro and Australian dollar detracted from relative results. The Fund was underweighted in U.S. dollar-denominated sovereign credits as we largely avoided securities that were exposed to U.S. Treasury interest-rate risks, due to our expectations for possible rising U.S. Treasury yields. Underweighted credit exposures in Latin America, Asia ex-Japan and Europe detracted from relative performance as U.S. Treasury yields declined and credit spreads tightened during the period.

Thank you for your continued participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

Chetan Sehgal, CFA

Michael Hasenstab Ph.D.
Laura Burakreis Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Chetan Sehgal is an executive vice president and the Director of Global Emerging Markets/Small Cap Strategies for the Templeton Emerging Markets Group. In this capacity, he is responsible for strengthening the overall Global Emerging Markets and Small Cap strategies, providing guidance and thought leadership, coordinating appropriate resources and coverage, and leveraging the group’s expertise to add value across products within the strategies. Prior to joining Franklin Templeton in 1995, Mr. Sehgal was a senior ratings analyst for the Credit Rating Information Services of India, Ltd.

Mr. Sehgal earned a B.E. mechanical (honors) from the University of Bombay and a post-graduate diploma in management from the Indian Institute of Management in Bangalore, where he specialized in finance and business policy and graduated as an institute scholar. Mr. Sehgal speaks English and Hindi and is a Chartered Financial Analyst (CFA) charterholder.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

6-Month	+16.27%	+9.60%

1-Year	+22.77%	+15.66%

5-Year	+9.89%	+0.71%

Since Inception (10/3/11)	+19.37%	+2.07%

Advisor

6-Month	+16.36%	+16.36%

1-Year	+23.03%	+23.03%

5-Year	+11.40%	+2.18%

Since Inception (10/3/11)	+21.09%	+3.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–6/30/17)

Share Class	Net Investment Income

A	$0.1061

C	$0.0784

R	$0.0959

Advisor	$0.1155

Total Annual Operating Expenses[4]

Share Class	With Waiver	Without Waiver

A	1.50%	2.51%

Advisor	1.25%	2.26%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations, economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/2018. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,162.70	$7.94	$1,017.46	$7.40	1.48%
C	$1,000	$1,158.60	$11.88	$1,013.79	$11.08	2.22%
R	$1,000	$1,161.90	$9.27	$1,016.22	$8.65	1.73%
Advisor	$1,000	$1,163.60	$6.60	$1,018.70	$6.16	1.23%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Emerging Markets Balanced Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012[b]

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.03	$8.33	$9.36	$10.10	$11.38	$11.53	$10.00

Income from investment operations[c]:

Net investment income[d]	0.18	0.20	0.23	0.30	0.36	0.34	0.12

Net realized and unrealized gains (losses)	1.29	0.60	(1.22)	(0.67)	(1.32)	(0.08)	1.47

Total from investment operations	1.47	0.80	(0.99)	(0.37)	(0.96)	0.26	1.59

Less distributions from:

Net investment income	(0.11)	(0.10)	(0.04)	(0.37)	(0.31)	(0.41)	(0.06)

Net realized gains	—	—	—	—	(0.01)	(—)[e]	—

Total distributions	(0.11)	(0.10)	(0.04)	(0.37)	(0.32)	(0.41)	(0.06)

Net asset value, end of period	$10.39	$9.03	$8.33	$9.36	$10.10	$11.38	$11.53

Total return[f]	16.27%	9.64%	(10.57)%	(3.66)%	(8.27)%	2.21%	15.92%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	2.39%	2.49%	2.25%	2.10%	2.04%	2.09%	2.43%

Expenses net of waiver and payments by affiliates	1.48% [h]	1.48%	1.50%	1.53%	1.54%	1.44%	1.40%

Net investment income	3.68%	3.00%	2.65%	3.00%	3.52%	3.01%	2.16%

Supplemental data

Net assets, end of period (000’s)	$24,919	$20,316	$23,171	$30,151	$29,971	$26,559	$14,730

Portfolio turnover rate	11.54%	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012[b]

Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$8.96	$8.25	$9.30	$10.03	$11.32	$11.49	$10.00

Income from investment operations[c]:

Net investment income[d]	0.15	0.14	0.16	0.23	0.28	0.24	0.14

Net realized and unrealized gains (losses)	1.27	0.60	(1.21)	(0.66)	(1.31)	(0.07)	1.41

Total from investment operations	1.42	0.74	(1.05)	(0.43)	(1.03)	0.17	1.55

Less distributions from:

Net investment income	(0.08)	(0.03)	—	(0.30)	(0.25)	(0.34)	(0.06)

Net realized gains	—	—	—	—	(0.01)	(—)[e]	—

Total distributions	(0.08)	(0.03)	—	(0.30)	(0.26)	(0.34)	(0.06)

Net asset value, end of period	$10.30	$8.96	$8.25	$9.30	$10.03	$11.32	$11.49

Total return[f]	15.86%	9.02%	(11.29)%	(4.27)%	(8.96)%	1.38%	15.49%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	3.13%	3.24%	2.98%	2.80%	2.73%	2.88%	3.26%

Expenses net of waiver and payments by affiliates	2.22% [h]	2.23%	2.23%	2.23%	2.23%	2.23%	2.23%

Net investment income	2.94%	2.25%	1.92%	2.30%	2.83%	2.22%	1.33%

Supplemental data

Net assets, end of period (000’s)	$3,999	$3,143	$3,462	$4,079	$4,250	$3,256	$534

Portfolio turnover rate	11.54%	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012[b]

Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.01	$8.32	$9.35	$10.09	$11.37	$11.51	$10.00

Income from investment operations[c]:

Net investment income[d]	0.17	0.17	0.16	0.29	0.36	0.30	0.13

Net realized and unrealized gains (losses)	1.29	0.61	(1.17)	(0.68)	(1.34)	(0.07)	1.44

Total from investment operations	1.46	0.78	(1.01)	(0.39)	(0.98)	0.23	1.57

Less distributions from:

Net investment income	(0.10)	(0.09)	(0.02)	(0.35)	(0.29)	(0.37)	(0.06)

Net realized gains	—	—	—	—	(0.01)	(—)[e]	—

Total distributions	(0.10)	(0.09)	(0.02)	(0.35)	(0.30)	(0.37)	(0.06)

Net asset value, end of period	$10.37	$9.01	$8.32	$9.35	$10.09	$11.37	$11.51

Total return[f]	16.19%	9.36%	(10.79)%	(3.85)%	(8.45)%	1.92%	15.71%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	2.64%	2.74%	2.48%	2.30%	2.23%	2.38%	2.76%

Expenses net of waiver and payments by affiliates	1.73% [h]	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income	3.43%	2.75%	2.42%	2.80%	3.33%	2.72%	1.83%

Supplemental data

Net assets, end of period (000’s)	$213	$190	$149	$52	$53	$56	$20

Portfolio turnover rate	11.54%	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012[b]

Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.04	$8.35	$9.38	$10.11	$11.40	$11.54	$10.00

Income from investment operations[c]:

Net investment income[d]	0.19	0.22	0.25	0.34	0.42	0.37	0.12

Net realized and unrealized gains (losses)	1.29	0.59	(1.22)	(0.67)	(1.36)	(0.08)	1.49

Total from investment operations	1.48	0.81	(0.97)	(0.33)	(0.94)	0.29	1.61

Less distributions from:

Net investment income	(0.12)	(0.12)	(0.06)	(0.40)	(0.34)	(0.43)	(0.07)

Net realized gains	—	—	—	—	(0.01)	(—)[e]	—

Total distributions	(0.12)	(0.12)	(0.06)	(0.40)	(0.35)	(0.43)	(0.07)

Net asset value, end of period	$10.40	$9.04	$8.35	$9.38	$10.11	$11.40	$11.54

Total return[f]	16.36%	9.78%	(10.32)%	(3.28)%	(8.07)%	2.43%	16.07%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	2.14%	2.24%	1.98%	1.80%	1.73%	1.88%	2.26%

Expenses net of waiver and payments by affiliates	1.23% [h]	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%

Net investment income	3.93%	3.25%	2.92%	3.30%	3.83%	3.22%	2.33%

Supplemental data

Net assets, end of period (000’s)	$5,047	$4,060	$6,522	$8,068	$8,911	$17,346	$12,087

Portfolio turnover rate	11.54%	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, June 30, 2017 (unaudited)

Templeton Emerging Markets Balanced Fund

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 56.4%
	Belgium 0.3%
	Anheuser-Busch InBev SA/NV	Beverages	839	$92,682

	Brazil 1.4%
a	B2W Cia Digital	Internet & Direct Marketing Retail	12,800	45,187
	B3 SA - Brasil Bolsa Balcao	Capital Markets	29,600	176,390
	M Dias Branco SA	Food Products	8,100	120,489
	Mahle-Metal Leve SA	Auto Components	10,300	60,446
	Totvs SA	Software	7,600	69,161

				471,673

	Cambodia 0.6%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	370,000	194,294

	China 12.2%
a	Alibaba Group Holding Ltd., ADR	Internet Software & Services	4,830	680,547
	BAIC Motor Corp. Ltd., H	Automobiles	105,500	102,287
a	Baidu Inc., ADR	Internet Software & Services	896	160,259
	Bloomage Biotechnology Corp. Ltd.	Chemicals	53,700	103,167
	Brilliance China Automotive Holdings Ltd.	Automobiles	664,600	1,210,414
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	336,000	262,078
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	181,900	199,192
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	80,440	94,372
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	29,600	30,488
	NetEase Inc., ADR	Internet Software & Services	462	138,891
	Ping An Insurance Group Co. of China Ltd., A	Insurance	43,306	316,769
	Poly Culture Group Corp. Ltd., H	Media	17,600	41,657
	Tencent Holdings Ltd.	Internet Software & Services	18,500	661,548
	Uni-President China Holdings Ltd.	Food Products	148,000	119,609
	Weifu High-Technology Co. Ltd., B	Auto Components	28,126	66,499

				4,187,777

	Czech Republic 0.3%
	Moneta Money Bank AS	Banks	28,942	96,971

	Hong Kong 1.0%
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	76,000	168,981
	Sands China Ltd.	Hotels, Restaurants & Leisure	39,600	181,320

				350,301

	Hungary 0.9%
	Richter Gedeon Nyrt.	Pharmaceuticals	12,080	315,791

	India 3.7%
	ICICI Bank Ltd., ADR	Banks	63,470	569,326
	Infosys Ltd., ADR	IT Services	32,360	486,047
	Tata Motors Ltd., ADR	Automobiles	5,952	196,476

				1,251,849

	Indonesia 2.8%
	Astra International Tbk PT	Automobiles	763,100	511,024
	Bank Danamon Indonesia Tbk PT	Banks	672,600	258,644
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	470,000	79,347
	Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	121,553

				970,568

16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Kenya 0.3%
	Equity Group Holdings Ltd.	Banks	264,200	$96,177

	Mexico 0.8%
a	Corporacion GEO SAB de CV, B	Household Durables	5,256	562
a,b	Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
	Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	18,002	173,539
	Nemak SAB de CV	Auto Components	100,021	95,954

				270,055

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	12,313	5,309

	Pakistan 0.7%
	Habib Bank Ltd.	Banks	93,900	241,654

	Peru 0.2%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	6,926	79,649

	Russia 3.5%
	Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	5,600	22,165
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	3,000	146,100
	LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	2,850	138,795
a,c	Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	12,720	335,172
	Sberbank of Russia PJSC, ADR	Banks	26,604	275,351
a	Yandex NV, A	Internet Software & Services	10,780	282,867

				1,200,450

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	1,456	21,933

	South Africa 4.6%
a,d	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
a,d	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	1,503,436	—
a,d	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	121,748	—
a,d	Holdco 2, A	Specialty Retail	1,390,834	1,062
a,d	Holdco 2, B	Specialty Retail	437,269	334
	Massmart Holdings Ltd.	Food & Staples Retailing	21,982	177,091
	MTN Group Ltd.	Wireless Telecommunication Services	11,209	97,663
	Naspers Ltd., N	Media	6,669	1,296,064

				1,572,214

	South Korea 10.4%
	Daelim Industrial Co. Ltd.	Construction & Engineering	3,564	277,044
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	2,587	193,190
	Hankook Tire Co. Ltd.	Auto Components	1,135	63,048
	Hanon Systems	Auto Components	16,523	148,644
	Hite Jinro Co. Ltd.	Beverages	3,640	74,076
	Hyundai Development Co-Engineering & Construction	Construction & Engineering	7,380	302,631
	iMarketkorea Inc.	Trading Companies & Distributors	5,050	59,986
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	10,111	53,428
	KT Skylife Co. Ltd.	Media	11,724	167,423
	POSCO	Metals & Mining	1,210	303,311
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	720	1,494,799
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	6,200	364,983

franklintempleton.com	Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
	Youngone Corp.	Textiles, Apparel & Luxury Goods	1,610	$47,951

				3,550,514

	Taiwan 7.2%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	18,000	215,273
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	165,990	638,969
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	1,000	159,571
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	48,200	151,131
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	188,000	1,289,662

				2,454,606

	Thailand 2.9%
	Kasikornbank PCL, fgn	Banks	44,000	258,785
	Kiatnakin Bank PCL, fgn	Banks	75,200	158,514
	Land and Houses PCL, fgn	Real Estate Management & Development	413,460	124,331
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	38,900	98,913
	Siam Commercial Bank PCL, fgn	Banks	22,800	104,523
	Thai Beverage PCL, fgn	Beverages	214,100	139,955
	Univanich Palm Oil PCL, fgn	Food Products	457,000	99,699

				984,720

	United Kingdom 2.0%
	Unilever PLC	Personal Products	12,707	687,715

	United States 0.5%
a	IMAX Corp.	Media	8,524	187,528

	Total Common Stocks and Other Equity Interests (Cost $14,785,331)			19,284,430

e	Participatory Notes (Cost $157,171) 0.5%
	Saudi Arabia 0.5%
	HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18	Chemicals	7,103	193,194

	Preferred Stocks 2.2%
	Brazil 2.2%
f	Banco Bradesco SA, 4.12%, ADR, pfd	Banks	44,551	378,683
f	Itau Unibanco Holding SA, 5.137%, ADR, pfd	Banks	32,892	363,457

	Total Preferred Stocks (Cost $442,009)			742,140

18	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Principal Amount*			Value
	Corporate Bonds 0.2%
	South Africa 0.2%
g,h	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	103,859			$4,674
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	37,437		EUR	6,414
g,h	K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	51,656			48,040

	Total Corporate Bonds (Cost $224,330)					59,128

	Foreign Government and Agency Securities 26.9%
	Argentina 4.0%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		9,176,000		ARS	587,479
	16.00%, 10/17/23		3,073,000		ARS	198,581
	senior note, 15.50%, 10/17/26		8,074,000		ARS	542,290
i	Government of Argentina, FRN, 21.472%, 4/03/22		752,000		ARS	43,898

						1,372,248

	Brazil 5.7%
	Letra Tesouro Nacional, Strip, 7/01/20		1,814	[j]	BRL	413,453
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21		370	[j]	BRL	111,861
	10.00%, 1/01/23		867	[j]	BRL	258,467
	10.00%, 1/01/25		3,060	[j]	BRL	902,763
	10.00%, 1/01/27		105	[j]	BRL	30,788
	[k] Index Linked, 6.00%, 5/15/19		17	[j]	BRL	15,706
	[k] Index Linked, 6.00%, 8/15/22		58	[j]	BRL	53,380
	[k] Index Linked, 6.00%, 5/15/23		101	[j]	BRL	92,968
	[k] Index Linked, 6.00%, 8/15/24		10	[j]	BRL	9,270
	[k] Index Linked, 6.00%, 5/15/45		50	[j]	BRL	47,213

						1,935,869

	Colombia 3.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21		52,000,000		COP	18,200
	senior bond, 9.85%, 6/28/27		12,000,000		COP	5,073
	Titulos de Tesoreria,
	B, 7.75%, 9/18/30		1,048,900,000		COP	375,194
	B, 7.00%, 6/30/32		121,000,000		COP	40,049
	senior bond, B, 11.25%, 10/24/18		93,000,000		COP	33,007
	senior bond, B, 11.00%, 7/24/20		51,000,000		COP	19,257
	senior bond, B, 7.00%, 5/04/22		101,000,000		COP	34,818
	senior bond, B, 10.00%, 7/24/24		415,000,000		COP	165,853
	senior bond, B, 7.50%, 8/26/26		781,000,000		COP	273,541
	senior bond, B, 6.00%, 4/28/28		440,100,000		COP	137,815
	senior note, B, 7.00%, 9/11/19		56,000,000		COP	19,018

						1,121,825

franklintempleton.com	Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
	Ghana 4.4%
	Ghana Treasury Note, 24.25%, 6/11/18	60,000		GHS	$14,379
	Government of Ghana,
	23.00%, 8/21/17	310,000		GHS	70,900
	23.23%, 2/19/18	140,000		GHS	32,811
	23.47%, 5/21/18	280,000		GHS	66,487
	24.50%, 10/22/18	409,000		GHS	99,995
	24.50%, 5/27/19	50,000		GHS	12,463
	24.50%, 6/21/21	120,000		GHS	31,866
	18.75%, 1/24/22	420,000		GHS	97,890
	19.75%, 3/25/24	420,000		GHS	102,181
	19.00%, 11/02/26	1,270,000		GHS	300,694
	senior bond, 19.75%, 3/15/32	1,270,000		GHS	307,637
	senior note, 24.00%, 11/23/20	1,470,000		GHS	381,191

					1,518,494

	Indonesia 2.8%
	Government of Indonesia,
	8.375%, 3/15/34	890,000,000		IDR	71,988
	FR34, 12.80%, 6/15/21	1,775,000,000		IDR	161,361
	FR35, 12.90%, 6/15/22	35,000,000		IDR	3,309
	FR36, 11.50%, 9/15/19	63,000,000		IDR	5,204
	FR43, 10.25%, 7/15/22	43,000,000		IDR	3,704
	senior bond, FR31, 11.00%, 11/15/20	31,000,000		IDR	2,633
	senior bond, FR53, 8.25%, 7/15/21	208,000,000		IDR	16,497
	senior bond, FR56, 8.375%, 9/15/26	759,000,000		IDR	63,001
	senior bond, FR61, 7.00%, 5/15/22	24,000,000		IDR	1,827
	senior bond, FR63, 5.625%, 5/15/23	9,000,000		IDR	632
	senior bond, FR70, 8.375%, 3/15/24	7,738,000,000		IDR	629,285
	senior note, FR69, 7.875%, 4/15/19	36,000,000		IDR	2,765

					962,206

	Mexico 1.2%
	Government of Mexico,
	senior note, 8.50%, 12/13/18	6,500	[l]	MXN	36,644
	senior note, M, 5.00%, 12/11/19	70,400	[l]	MXN	374,119

					410,763

	Philippines 0.5%
	Government of the Philippines,
	senior note, 3.375%, 8/20/20	10,000		PHP	196
	senior note, 5-72, 2.125%, 5/23/18	718,000		PHP	14,157
	senior note, 7-51, 5.00%, 8/18/18	650,000		PHP	13,083
	senior note, 7-56, 3.875%, 11/22/19	7,040,000		PHP	139,894

					167,330

	Senegal 0.6%
g	Government of Senegal, 144A, 6.25%, 7/30/24	200,000			211,437

	South Africa 2.2%
	Government of South Africa,
	8.00%, 1/31/30	490,000		ZAR	33,855
	7.00%, 2/28/31	100,000		ZAR	6,249
	8.25%, 3/31/32	1,170,000		ZAR	80,611

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Africa (continued)
	Government of South Africa, (continued)
	8.875%, 2/28/35	670,000	ZAR	$47,564
	9.00%, 1/31/40	470,000	ZAR	33,085
	8.75%, 1/31/44	830,000	ZAR	56,578
	8.75%, 2/28/48	460,000	ZAR	31,367
	R186, 10.50%, 12/21/26	5,520,000	ZAR	467,677

				756,986

	Ukraine 0.3%
a,g,m	Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	252,000		98,703

	Zambia 1.9%
g	Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	230,000		244,952
g	Government of Zambia International Bond,
	144A, 5.375%, 9/20/22	200,000		187,852
	144A, 8.50%, 4/14/24	200,000		209,187

				641,991

	Total Foreign Government and Agency Securities (Cost $8,907,158)			9,197,852

	Total Investments before Short Term Investments (Cost $24,515,999)			29,476,744

	Short Term Investments 11.0%
	Foreign Government and Agency Securities 3.8%
	Colombia 0.2%
	Colombian Tes Corto Plazo, Strip, 9/12/17 - 3/13/18	173,000,000	COP	55,435

	Egypt 3.6%
n	Egypt Treasury Bill, 8/15/17 - 4/03/18	24,300,000	EGP	1,235,224

	Philippines 0.0%†
n	Philippine Treasury Bill, 9/27/17	350,000	PHP	6,904

	Total Foreign Government and Agency Securities (Cost $1,313,811)			1,297,563

	Total Investments before Money Market Funds (Cost $25,829,810)			30,774,307

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Shares	Value
	Money Market Funds (Cost $2,450,941) 7.2%
	United States 7.2%
o,p	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	2,450,941	$2,450,941

	Total Investments (Cost $28,280,751) 97.2%		33,225,248
	Other Assets, less Liabilities 2.8%		953,472

	Net Assets 100.0%		$34,178,720

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $335,172, representing 1.0% of net assets.

dSee Note 9 regarding restricted securities.

eSee Note 1(e) regarding Participatory Notes.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $1,011,259, representing 3.0% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kRedemption price at maturity is adjusted for inflation. See Note 1(g).

lPrincipal amount is stated in 100 Mexican Peso Units.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nThe security was issued on a discount basis with no stated coupon rate.

oSee Note 3(f) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day yield at period end.

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Philippine Peso	JPHQ	Buy	1,863,000	$39,205	7/03/17	$—	$(2,271)
Philippine Peso	JPHQ	Sell	1,863,000	36,909	7/03/17	—	(25)
Mexican Peso	CITI	Buy	2,921,920	135,145	7/06/17	25,690	—
Mexican Peso	CITI	Sell	2,921,920	163,227	7/06/17	2,392	—
Euro	BOFA	Sell	68,000	72,779	7/10/17	—	(4,938)
Euro	CITI	Sell	28,594	30,484	7/13/17	—	(2,202)
Euro	UBSW	Sell	51,630	55,013	7/18/17	—	(4,021)
Euro	DBAB	Sell	154,000	166,208	7/24/17	—	(9,936)
Indian Rupee	JPHQ	Buy	12,595,000	193,056	7/24/17	1,287	—
Indian Rupee	JPHQ	Buy	41,477,000	639,485	7/27/17	281	—
Euro	DBAB	Sell	340,000	371,929	7/31/17	—	(17,109)
Indian Rupee	JPHQ	Buy	28,922,000	447,640	7/31/17	—	(1,741)
Euro	DBAB	Sell	100,000	109,910	8/08/17	—	(4,559)
Mexican Peso	CITI	Buy	7,208,000	342,464	8/08/17	52,114	—
Euro	CITI	Sell	203,000	223,521	8/09/17	—	(8,862)
Mexican Peso	GSCO	Buy	3,137,850	150,000	8/14/17	21,622	—
Euro	DBAB	Sell	214,750	234,343	8/15/17	—	(11,565)
Euro	DBAB	Sell	623,000	683,650	8/16/17	—	(29,775)
Euro	GSCO	Sell	121,000	132,696	8/16/17	—	(5,867)
Euro	BOFA	Sell	48,370	53,297	8/17/17	—	(2,096)
Euro	JPHQ	Sell	119,700	133,634	8/21/17	—	(3,474)
Euro	DBAB	Sell	66,600	74,403	8/22/17	—	(1,887)
Euro	DBAB	Sell	339,000	381,300	8/23/17	—	(7,039)
Euro	JPHQ	Sell	66,000	74,224	8/23/17	—	(1,382)
Euro	JPHQ	Sell	27,000	30,359	8/28/17	—	(578)
Mexican Peso	CITI	Buy	7,253,572	375,288	9/07/17	20,017	—
Euro	BOFA	Sell	68,000	76,932	9/08/17	—	(1,032)
Mexican Peso	CITI	Buy	8,872,126	440,385	9/14/17	42,590	—
Euro	JPHQ	Sell	53,000	59,922	9/18/17	—	(878)
Euro	JPHQ	Sell	119,700	134,167	9/19/17	—	(3,156)
Mexican Peso	CITI	Buy	3,666,807	167,838	10/05/17	31,113	—
Japanese Yen	BOFA	Sell	104,410,000	957,337	10/27/17	23,955	—
Brazilian Real	HSBK	Buy	300,000	79,787	11/21/17	8,353	—
Mexican Peso	CITI	Buy	6,809,652	313,738	11/30/17	52,554	—
Japanese Yen	BOFA	Sell	104,410,000	962,322	1/29/18	24,378	—
Australian Dollar	CITI	Sell	233,000	173,039	3/13/18	—	(5,521)
Australian Dollar	JPHQ	Sell	349,000	258,260	3/13/18	—	(9,196)
Australian Dollar	BOFA	Sell	696,000	526,253	3/28/18	—	(7,032)
Mexican Peso	CITI	Buy	5,103,220	269,432	6/29/18	—	(2,922)

Total Forward Exchange Contracts						$306,346	$(149,064)

Net unrealized appreciation (depreciation)						$157,282

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	$20,000	10/04/23	$—	$(928)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	20,000	10/04/23	—	(952)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	20,000	10/07/23	—	(913)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.914%	LCH	680,000	1/22/25	6,977	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	850,000	1/23/25	5,206	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	510,000	1/27/25	3,099	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	130,000	1/29/25	1,146	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.942%	LCH	110,000	1/30/25	947	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.817%	LCH	160,000	2/03/25	2,887	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	10,000	10/04/43	—	(2,349)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	10,000	10/04/43	—	(2,386)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	10,000	10/07/43	—	(2,361)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.794%	LCH	200,000	3/13/47	—	(13,322)

Total Interest Rate Swap Contracts				$20,262	$(23,211)

Net unrealized appreciation (depreciation)					$(2,949)

See Note 10 regarding other derivative information.

See Abbreviations on page 42.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$25,829,810
Cost - Non-controlled affiliates (Note 3f)	2,450,941

Total cost of investments	$28,280,751

Value - Unaffiliated issuers	$30,774,307
Value - Non-controlled affiliates (Note 3f)	2,450,941

Total value of investments	33,225,248
Restricted Cash (Note 1d)	260,000
Foreign currency, at value (cost $11,150)	11,207
Receivables:
Investment securities sold	6,195
Capital shares sold	548,762
Dividends and interest	365,116
Due from brokers	126,588
Variation margin	8,219
Unrealized appreciation on OTC forward exchange contracts	306,346
Other assets	19

Total assets	34,857,700

Liabilities:
Payables:
Investment securities purchased	38,168
Capital shares redeemed	102,420
Distribution fees	16,972
Transfer agent fees	16,583
Funds advanced by custodian	3,258
Due to brokers	260,000
Unrealized depreciation on OTC forward exchange contracts	149,064
Deferred tax	31,538
Accrued expenses and other liabilities	60,977

Total liabilities	678,980

Net assets, at value	$34,178,720

Net assets consist of:
Paid-in capital	$37,685,232
Undistributed net investment income	276,766
Net unrealized appreciation (depreciation)	5,059,840
Accumulated net realized gain (loss)	(8,843,118)

Net assets, at value	$34,178,720

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$24,919,302

Shares outstanding	2,397,632

Net asset value per share[a]	$10.39

Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.02

Class C:
Net assets, at value	$ 3,999,015

Shares outstanding	388,097

Net asset value and maximum offering price per share[a]	$10.30

Class R:
Net assets, at value	$ 213,141

Shares outstanding	20,552

Net asset value and maximum offering price per share	$10.37

Advisor Class:
Net assets, at value	$ 5,047,262

Shares outstanding	485,098

Net asset value and maximum offering price per share	$10.40

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends: (net of foreign taxes of $37,865)
Unaffiliated issuers	$224,706
Non-controlled affiliates (Note 3f)	2,851
Interest (net of foreign taxes of $5,819)	574,264

Total investment income	801,821

Expenses:
Management fees (Note 3a)	178,559
Distribution fees: (Note 3c)
Class A	27,825
Class C	17,461
Class R	492
Transfer agent fees: (Note 3e)
Class A	31,816
Class C	4,989
Class R	281
Advisor Class	7,047
Custodian fees (Note 4)	6,602
Reports to shareholders	15,768
Registration and filing fees	39,778
Professional fees	30,976
Other	16,942

Total expenses	378,536
Expense reductions (Note 4)	(30)
Expenses waived/paid by affiliates (Note 3f and 3g)	(141,782)

Net expenses	236,724

Net investment income	565,097

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(204,896)
Foreign currency transactions	(6,906)
Swap contracts	(10,886)

Net realized gain (loss)	(222,688)

Net change in unrealized appreciation (depreciation) on:
Investments	4,181,374
Translation of other assets and liabilities denominated in foreign currencies	103,826
Swap contracts	(30,731)
Change in deferred taxes on unrealized appreciation	(3,214)

Net change in unrealized appreciation (depreciation)	4,251,255

Net realized and unrealized gain (loss)	4,028,567

Net increase (decrease) in net assets resulting from operations	$4,593,664

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$565,097	$761,155	$953,634
Net realized gain (loss)	(222,688)	(507,144)	(5,013,763)
Net change in unrealized appreciation (depreciation)	4,251,255	2,813,192	(472,613)

Net increase (decrease) in net assets resulting from operations	4,593,664	3,067,203	(4,532,742)

Distributions to shareholders from:
Net investment income:
Class A	(241,176)	(248,949)	(123,817)
Class C	(28,754)	(12,649)	—
Class R	(1,931)	(1,721)	(112)
Advisor Class	(58,647)	(103,366)	(49,737)

Total distributions to shareholders	(330,508)	(366,685)	(173,666)

Capital share transactions: (Note 2)
Class A	1,537,964	(4,671,708)	(3,612,998)
Class C	382,626	(600,672)	(135,553)
Class R	(4,437)	28,533	91,670
Advisor Class	290,514	(3,051,936)	(682,747)

Total capital share transactions	2,206,667	(8,295,783)	(4,339,628)

Net increase (decrease) in net assets	6,469,823	(5,595,265)	(9,046,036)
Net assets:
Beginning of period	27,708,897	33,304,162	42,350,198

End of period	$34,178,720	$27,708,897	$33,304,162

Undistributed net investment income included in net assets:
End of period	$276,766	$42,177	$136,389

aFor the period April 1, 2016 to December 31, 2016.

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective August 1, 2017, the Fund began offering a new class of shares, R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Subsequent to March 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or

franklintempleton.com	Semiannual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period.

Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017
	Shares	Amount

Class A Shares:
Shares sold	605,579	$6,087,395
Shares issued in reinvestment of distributions	23,699	239,632
Shares redeemed	(481,944)	(4,789,063)

Net increase (decrease)	147,334	$1,537,964

Class C Shares:
Shares sold	112,408	$1,118,347
Shares issued in reinvestment of distributions	2,836	28,419
Shares redeemed	(77,897)	(764,140)

Net increase (decrease)	37,347	$382,626

Class R Shares:
Shares sold	795	$7,919
Shares issued in reinvestment of distributions	191	1,931
Shares redeemed	(1,544)	(14,287)

Net increase (decrease)	(558)	$(4,437)

Advisor Class Shares:
Shares sold	253,419	$2,524,528
Shares issued in reinvestment of distributions	4,837	49,021
Shares redeemed	(222,274)	(2,283,035)

Net increase (decrease)	35,982	$290,514

	Year Ended December 31, 2016[a]		Year Ended March 31, 2016

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	480,337	$4,284,803	659,544	$5,625,747
Shares issued in reinvestment of distributions	26,248	230,590	13,494	112,221
Shares redeemed	(1,037,583)	(9,187,101)	(1,112,325)	(9,350,966)

Net increase (decrease)	(530,998)	$(4,671,708)	(439,287)	$(3,612,998)

Class C Shares:
Shares sold	73,567	$646,346	125,643	$1,088,240
Shares issued in reinvestment of distributions	1,412	12,541	—	—
Shares redeemed	(143,741)	(1,259,559)	(144,639)	(1,223,793)

Net increase (decrease)	(68,762)	$(600,672)	(18,996)	$(135,553)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31, 2016[a]		Year Ended March 31, 2016

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	3,173	$27,959	14,473	$109,928
Shares issued in reinvestment of distributions	196	1,720	13	112
Shares redeemed	(138)	(1,146)	(2,197)	(18,370)

Net increase (decrease)	3,231	$28,533	12,289	$91,670

Advisor Class Shares:
Shares sold	331,664	$2,904,393	63,892	$556,058
Shares issued in reinvestment of distributions	4,805	42,153	1,768	14,847
Shares redeemed	(668,774)	(5,998,482)	(144,453)	(1,253,652)

Net increase (decrease)	(332,305)	$(3,051,936)	(78,793)	$(682,747)

aFor the period April 1, 2016 to December 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$6,880
CDSC retained	$534

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $44,133, of which $21,045 was retained by Investor Services.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	763,605	7,397,948	(5,710,612)	2,450,941	$2,450,941	$2,851	$—	0.0%[a]

aRounds to less than 0.1%.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,358,097
Long term	4,051,740

Total capital loss carryforwards	$8,409,837

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$28,538,404

Unrealized appreciation	$6,512,968
Unrealized depreciation	(1,826,124)

Net unrealized appreciation (depreciation)	$4,686,844

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, corporate actions and foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $3,241,976 and $4,265,763, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2017, the Fund had 17.6% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
84	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	$15,930	—
121,748	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
1,390,834	Holdco 2, A	10/11/11 - 2/01/17	8,179	1,062
437,269	Holdco 2, B	2/01/17	325	334

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$25,725	$1,396

†Rounds to less than 0.1% of net assets.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

10. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$20,262	[a]	Variation margin	$23,211	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	306,346		Unrealized depreciation on OTC forward exchange contracts	149,064
Value recovery instruments	Investments in securities, at value	98,703

Totals		$425,311			$172,275

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(10,886)	Swap contracts	$(30,731)
Foreign exchange contracts	Foreign currency transactions	4,428 [a]	Translation of other assets and liabilities denominated in foreign currencies	108,999	[a]
Value recovery instruments			Investments	21,843

Totals		$(6,458)		$100,111

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $2,760,000. The average month end contract value and fair value of forward exchange contracts and VRI was $8,337,773 and $86,184, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$306,346	$149,064

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Sftatement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 48,333	$(15,098)	$ —	$ —	$33,235
CITI	226,470	(19,507)	—	(206,963)	—
DBAB	—	—	—	—	—
GSCO	21,622	(5,867)	—	—	15,755
HSBK	8,353	—	—	—	8,353
JPHQ	1,568	(1,568)	—	—	—
UBSW	—	—	—	—	—

Total	$306,346	$(42,040)	$ —	$(206,963)	$57,343

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 15,098	$(15,098)	$ —	$ —	$ —
CITI	19,507	(19,507)	—	—	—
DBAB	81,870	—	—	—	81,870
GSCO	5,867	(5,867)	—	—	—
HSBK	—	—	—	—	—
JPHQ	22,701	(1,568)	—	—	21,133
UBSW	4,021	—	—	—	4,021

Total	$149,064	$(42,040)	$ —	$ —	$107,024

bIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 42.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

11. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
South Africa	$1,570,818	$—	$1,396	[b]	$1,572,214
All Other Equity Investments[c]	18,454,356	—	—	[b]	18,454,356
Participatory Notes	—	193,194	—		193,194
Corporate Bonds and Notes:
South Africa	—	54,454	4,674		59,128
Foreign Government and Agency Securities	—	9,197,852	—		9,197,852
Short Term Investments	2,450,941	1,297,563	—		3,748,504

Total Investments in Securities	$22,476,115	$10,743,063	$6,070		$33,225,248

Other Financial Instruments:
Forward Exchange Contracts	$—	$306,346	$—		$306,346
Swap Contracts	—	20,262	—		20,262

Total Other Financial Instruments	$—	$326,608	$—		$326,608

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$149,064	$—		$149,064
Swap Contracts	—	23,211	—		23,211

Total Other Financial Instruments	$—	$172,275	$—		$172,275

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2017.

cFor detailed categories, see the accompanying Statement of Investments.

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

14. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
CITI	Citigroup, Inc.	BRL	Brazilian Real	BBA	British Bankers Association
CME	Chicago Mercantile Exchange	COP	Colombian Peso	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	EGP	Egyptian Pound	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	GDR	Global Depositary Receipt
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah	PIK	Payment-In-Kind
LCH	LCH.Clearnet LLC	MXN	Mexican Peso	VRI	Value Recovery Instruments
MSCO	Morgan Stanley	PHP	Philippine Peso
UBSW	UBS AG	USD	United States Dollar
		ZAR	South African Rand

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TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST Templeton Emerging Markets Balanced Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management, Ltd. (TAML) and the Fund and the investment sub-advisory agreement between TAML and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TAML, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TAML and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management

Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance

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SHAREHOLDER INFORMATION

Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized income return for the one-, three- and five-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was above the median of its Performance Universe, but for the five-year period was below the median of its Performance Universe. Given the Fund’s investment objective to seek both income and capital appreciation, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted management’s continued attention to the portfolio management team.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eleven other emerging markets funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser is paid by TAML out of the management fee TAML receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

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SHAREHOLDER INFORMATION

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Emerging Markets Balanced Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved a new investment sub-advisory agreement between Templeton Asset Management Ltd. (Manager), the Fund’s investment manager, and Franklin Templeton Investment Management Limited (New Sub-Adviser), an affiliate of the Manager, on behalf of the Fund (New Sub-Advisory Agreement) for an initial two year period. The Board also reviewed and approved an amended investment sub-advisory agreement between the Manager and Franklin Advisers, Inc. (FAV) (Current Sub-Adviser), an affiliate of the Manager, on behalf of the Fund (Current Sub-Advisory Agreement) for an initial two year period. The New Sub-Adviser and the Current Sub-Adviser are each referred to herein as a Sub-Adviser and the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement are each referred to herein as a Sub-Advisory Agreement. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting with respect to each Sub-Advisory Agreement. The Board reviewed and considered the factors it deemed relevant in approving each Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; and (ii) the costs of the services to be provided by the Sub-Adviser. The Board considered that management proposed that the Board approve the New Sub-Advisory Agreement in order to facilitate certain portfolio management team enhancements. The Board also considered that management proposed that the sub-advisory fee paid to the Current Sub-Adviser be amended in order to more closely align the compensation of each Sub-Adviser with the current portfolio composition of the Fund.

In approving each Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed investment sub-advisory fees are fair and reasonable and that the approval of such Sub-Advisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the New Sub-Adviser and currently being provided by the Manager, the Current Sub-Adviser and its

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SHAREHOLDER INFORMATION

affiliates to the Fund and its shareholders. In particular, with respect to each Sub-Adviser, the Board took into account that the Sub-Advisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided/currently being provided by each Sub-Adviser to the Fund and its shareholders under the Sub-Advisory Agreement; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and the Sub-Adviser’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of the Fund/other funds in the FTI organization. With respect to the New Sub-Adviser, the Board also took into account the New Sub-Adviser’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments (FTI) organization.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s and each Sub-Adviser’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided/currently being provided by each Sub-Adviser to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of the performance results of the Fund in connection with the February 2017 annual contract renewal. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board further recalled recent and expected portfolio management team changes for the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by each Sub-Adviser. The Board noted that the addition of the New

Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the New Sub-Adviser, similar to the Current Sub-Adviser, will be paid by the Manager out of the management fee that the Manager receives from the Fund. The Board further noted that the allocation of the management fees among the Manager and the Sub-Advisers reflected the services to be provided by each of them. The Board also noted management’s proposal to amend the investment sub-advisory fee currently charged by FAV to more closely align the compensation of each Sub-Adviser with the current portfolio composition of the Fund. The Board concluded that the proposed investment sub-advisory fees are fair and reasonable. In doing so, the Board, including the Independent Trustees, found that the appointment of the New Sub-Adviser is in the best interests of the Fund and its shareholders, and does not involve a conflict of interest from which the Manager or New Sub-Adviser derives an inappropriate advantage.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the February 2017 annual contract renewal of the existing investment management agreement with the Manager had not changed as a result of the proposal to approve each Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New Sub-Advisory Agreement for an initial two year period and the Current Sub-Advisory Agreement for an initial two year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Templeton Emerging Markets Balanced Fund
Investment Manager
Templeton Asset Management Ltd.
Subadvisor
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	080 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The U.S. Federal Reserve raised its federal funds target rate twice during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated strong returns. The global fixed income market, as measured by the Bloomberg Barclays Multiverse Index, produced moderate returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long- term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares delivered a +8.01% cumulative total return for the six months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, posted a +8.15% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derviatives or other factors.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world toward period-end.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Bloomberg Barclays Multiverse Index and is rebalanced monthly. For the six months ended 6/30/17, the MSCI ACWI posted a +11.82% total return and the Bloomberg Barclays Multiverse Index posted a +4.58% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 21.

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spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

During the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio,

2. Source: Bureau of Labor Statistics.

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Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derviatives or other factors.

price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets.

Equity

The Fund’s equity portion delivered double-digit absolute gains and outperformed its benchmark, the MSCI ACWI, during the reporting period. Although stocks sustained upward momentum through the bulk of the period, market leadership transitioned from cyclical, value-oriented stocks back to defensive, growth-oriented issues as the period progressed. The market’s increasingly defensive posture was consistent with mixed global economic and political newsflow. Growth slowed in the world’s two largest economies (the U.S. and China), major central banks incrementally tightened policy and political tensions in key markets such as the U.S., Japan and the U.K remained elevated. Yet, investors focused more on positive factors: continued corporate earnings strength, still abundant liquidity and a favorable election outcome in France, which creates a window of opportunity for structural change and further European reform and integration. We, too, have been encouraged by positive political and economic developments in

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Europe (discussed in greater detail herein), which rewarded our long-standing overweighted allocation to the region.

Relative outperformance versus the benchmark was largely attributable to stock selection, particularly in the financials sector.3 Financials outperformance during the period was led by European and Asian lenders, which were more exposed to tailwinds associated with receding political risks in those regions than the headwinds stemming from doubts about the viability of the global reflation trade. The European banking sector has continued to make promising progress. Earnings revisions have returned to a positive trajectory, regulatory capital has been largely rebuilt and the bulk of post-crisis re-regulation efforts are now complete. As economic data have picked up and political risks have been largely favorably resolved, demand for credit has increased. Although the Euro Stoxx Banks Index was up notably over the six-month period and the past 12 months, we still believe the improving conditions are not fully reflected in European banks shares that continued to trade at what we considered material discounts to both their own history and U.S. peers on price-to-earnings ratio, price-to-book value and dividend yields. In Asia, prospects for improving corporate governance and political stability have combined with rising interest rates and genuine economic growth to benefit the regional banking sector. South Korea, in particular, is an excellent example of a banking market subject to all of these cyclical and structural tailwinds, but still trading at what we considered low valuations, and select exposure to South Korean banks positively contributed during the period. Elsewhere in the region, a stake in Thai lender Bangkok Bank finished among the Fund’s top-performing financials holding. The stock benefited from a number of upgrades as the period progressed, with analysts citing the firm’s cheap valuation, transparent accounts and relatively high asset quality as positive attributes.

Stock selection among the Fund’s telecommunication services holdings offset an unfavorable overweighting in the sector and drove outperformance.4 Although the index’s telecommunication services components overall posted a modest single-digit return, the Fund’s sector holdings overall produced double-digit returns, led by Asian and European telecommunication companies including Germany’s Telefonica Deutschland Holding, Norway’s Telenor, the U.K.’s Vodafone Group and Japan’s Softbank Group. Softbank was one of the sector’s

Top Five Equity Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Oracle Corp. Software, U.S.	1.8%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.8%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	1.6%
BP PLC Oil, Gas & Consumable Fuels, U.K.	1.5%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	1.5%

top-performing stocks, rising to the highest levels in nearly two decades after the firm’s majority-owned U.S. telecommunications subsidiary, Sprint,5 reported better-than-expected sales and subscriber growth. The higher share price also reflected rising optimism that Softbank might be able to execute a long-desired merger between Sprint and another major U.S. mobile operator, T-Mobile U.S.,5 under a new Republican administration. Softbank Chairman Masayoshi Son recently met with President Donald Trump and pledged to invest US$50 billion and create 50,000 jobs in the U.S., an indication that Softbank is working to curry favor with the new administration to facilitate a deal that, if executed, we believe could represent a potential share price catalyst. Elsewhere at Softbank, the core Japanese telecommunications business is providing strong, stable free cash flow; Chinese technology subsidiary Alibaba Group Holding5 continues to realize outsized growth; and the newly acquired U.K. semiconductor manufacturer ARM Holdings,5 while expensive and value-destructive in the near-term, in our view, offers another exciting long-term growth driver. Softbank’s stock remains excessively cheap on a sum-of-the-parts basis, in our analysis. More broadly, we believe the sector’s relatively high dividend yield remains attractive for income-oriented investors. An improving regulatory environment and nascent industry consolidation in Europe could create more rational economics in the industry, in our assessment, though we remain conservative in our forecasts. Select opportunities also exist in Asian telecommunication services companies with what we considered undervalued growth prospects, data exposure and/or stakes in attractive affiliated businesses.

3. The financials sector comprises banks, capital markets and insurance in the equity portion of the Consolidated SOI.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the equity portion of the Consolidated SOI.

5. Not a Fund holding.

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Stock selection also drove outperformance among underweighted consumer discretionary and industrials holdings.6 In the consumer discretionary sector, shares of Chinese appliance manufacturer Haier Electronics Group rose after the firm exceeded earnings expectations and offered an upbeat outlook attributable to competitive product offerings and improvements to its sales network. Haier remains attractive to us as China’s largest appliance manufacturer with a well-respected brand and impressive distribution network that positions the firm to take advantage of the country’s increasing urbanization and middle-class growth. In our view, the recent acquisition of General Electric’s (GE’s) home appliances business could help Haier leverage GE’s extensive research and development capabilities and expand its product portfolio in China. A healthy, net cash balance sheet, in our analysis, also provides the company with the financial flexibility for additional strategic merger and acquisition activity and/or rising dividends. In the industrials sector, shares of German airline Deutsche Lufthansa rose to a three-year high after the company reported solid first-quarter 2017 earnings attributable to successes at its maintenance and logistics businesses.7 Following several difficult years, Lufthansa has more recently begun to report encouraging progress on a number of fronts. Pricing is improving, fuel costs remain low, the pension deficit has fallen significantly from its 2016 highs and a recent favorable accord with the pilots’ union reduces the risk of further industrial actions. Wall Street analysts, who were almost uniformly negative on Lufthansa in recent years, have issued a number of upgrades recently and the stock has appreciated and moved toward its long-term average on key valuation metrics, leading us to close our position and realize profits.

In contrast, relative underperformance was largely concentrated in the energy sector, where stock selection failed to overcome an unfavorable overweighted allocation during a period when oil fell briefly into bear market territory amid the worst start to a year since 1997.8 The sector accounted for most of the Fund’s largest detractors during the period. U.K.-based oilfield services firm Petrofac was the worst energy laggard and the Fund’s biggest detractor.7 Its shares declined sharply after the U.K.’s Serious Fraud Office (SFO) launched an investigation into bribery allegations related to the firm’s past relationship with controversial Monaco-based consultancy firm Unaoil. Although we had been constructive on the stock given the company’s healthy pipeline of outstanding bids, strategic refocus on core assets and prudent balance sheet deleveraging, the escalating fraud investigation seems to us a thesis-changer. Over the past three years, nearly all of the SFO’s investigations have led to charges being filed. Of particular concern, the executives currently running Petrofac also ran the company when the alleged improprieties occurred. Any legal action against these individuals could materially impact Petrofac’s ability to win new business, without which we believe the company’s financial situation is tenuous. A change in circumstances requires a reassessment of the new reality, and we decided to liquidate our stake in Petrofac given the rising risk profile.

More broadly, we believe consensus pessimism in oil markets presents opportunities at the stock level. Concerns about rising North American supply are counterbalanced by receding global stockpiles, painting a tighter inventory picture overall. There are even nascent signs of improvement in the U.S., where the last week of June had one of the largest inventory drawdowns on record. As inventories slowly turn, we could begin to see production come under pressure if persistently low prices prove to curtail investment in future production. Financial speculation has further pressured oil, with net positioning in futures markets moving from large net-long positioning to become one with the highest levels of short trades on record, a potential contrarian indicator. Finally, geopolitical relations among the world’s largest oil producers are mostly stable, compliance to the production cuts by the Organization of the Petroleum Exporting Countries is high thus far, and firmer oil prices benefits Saudi Arabia as it prepares to conduct an initial public offering of Saudi Arabian Oil Co. (commonly known as Aramco), one of the world’s largest companies. Despite such encouraging underpinnings for an eventual oil price recovery, energy stocks continue to trade near 90-year lows based on relative price-to-book value.

Overweighted health care holdings also detracted during the period, pressured by stock-specific weakness.9 Israel-based

6. The consumer discretionary sector comprises auto components; household durables; media; specialty retail; and hotels, restaurants and leisure in the equity portion of the Consolidated SOI. The industrials sector comprises aerospace and defense, air freight and logistics, building products, electrical equipment, and industrial conglomerates in the equity portion of the Consolidated SOI.

7. No longer held by period-end.

8. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the equity portion of the Consolidated SOI.

9. The health care sector comprises biotechnology, health care providers and services, life sciences tools and services, and pharmaceuticals in the equity portion of the Consolidated SOI.

See www.franklintempletondatasources.com for additional data provider information.

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drugmaker Teva Pharmaceutical Industries led the sector lower following a weak earnings report and ongoing investor concerns about a leadership transition and key patent expirations. Although many market participants remain concerned about Teva’s ability to bring new products to fruition and grow its global generic franchise, we are more interested in Teva’s cash-generating abilities than its growth profile. With a relatively high free cash flow yield in 2017, in our assessment, Teva’s core businesses generate enough cash to healthily reward shareholders, while steadily bringing down elevated debt stemming from the recent acquisition of U.S. biotechnology firm Allergan’s generics business. We believe the market is excessively punishing Teva amid concerns about the company’s growth profile and competitive threats associated with a key patent’s expiration, and we feel the stock represents compelling value trading at an all-time low multiple relative to 2017 earnings. More broadly, our analysis indicates that the defensive growth prospects of the entire health care sector remain materially undervalued amid excessive political concerns, and we continue to find sufficient bottom-up bargains to justify an overweighted allocation. Within the sector, we continue to favor innovative companies we feel have portfolios of high-margin, long-duration products and think are facing little competition or have demonstrable advantages over existing therapies.

From a regional standpoint, stock selection drove outperformance among overweighted Asian holdings. The benefits of an underweighted allocation in the U.S. and an overweighted allocation in Europe were offset by stock-specific weakness. Europe delivered a number of positive political and economic developments during the second quarter, and we continue to find what we consider attractive bottom-up bargains in the region. Europe is experiencing an encouraging combination of genuine economic momentum and a political climate now increasingly conducive to structural reform. Unemployment in Europe recently hit an eight-year low, GDP growth in 2016 has outpaced the U.S. for the first time since the global financial crisis, and corporate profits are solidly accelerating. After long being out of favor, European equity markets attracted record weekly investment inflows during 2017’s second quarter. On the political front, Emmanuel Macron’s victory in the French presidential election (and subsequent success in parliamentary votes) creates a historic opportunity for genuine structural reform, including labor and fiscal measures, and for working more closely with Germany to enhance European integration.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S.

dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s equity performance was positively affected by the equity portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

More broadly, we continue to stress the value of fundamental investing, active stock picking and disciplined risk management in the current environment. Overall, we assess that equities offer selectively attractive opportunities, and should continue to generate investor interest in a lower-yield, lower-return environment in which asset owners are under pressure to meet challenging return targets. However, in our opinion, this is not the point in the cycle to buy equities indiscriminately. We believe monetary policy has never been so loose and experimental, artificially depressing the price of money and skewing the risk-free rate (and therefore the assets that are priced off of it). Global debt levels have never been so high, generating a flood of liquidity that has saturated many financial assets. Political tensions remain elevated, and policymakers may struggle to turn pro-growth campaign promises into actual legislation. Meanwhile, we believe stocks have become commoditized into “factor buckets,” and are thought of today not as ownership stakes in long-term, cash-generating businesses, but instead as high-or-low-beta, high-or-low-quality, defensive-or-aggressive, risk-on-or-off, etc. These are all unusual conditions that create additional challenges for fundamentally oriented security analysts. Yet, it is our belief that all of these trends are temporary, as price eventually converges with value over time and a healthy market needs investors with the ability to facilitate price discovery. After a long, fallow period for active value investors, we were encouraged by 2016’s value rally and, despite the more recent pull-back, we anticipate a supportive environment for value investing over our long-term horizon.

Fixed Income

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid

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Top Five Fixed Income Holdings*
6/30/17
Issue/Issuer	% of Total Net Assets
Nota Do Tesouro Nacional	3.9%
Government of Mexico	3.4%
Government of Indonesia	3.2%
Government of India	2.8%
Government of Ghana	1.5%

*Excludes short-term investments.

underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer-term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions. Overall credit exposures had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to absolute results. However, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute performance.

On a relative basis, the Fund’s underperformance was primarily due to currency positions. Interest-rate strategies contributed to relative results, while overall credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance. However, underweighted duration exposure in the U.S. detracted from relative results. Underweighted exposure to corporate credit detracted from relative return, while select overweighted subinvestment-grade credit exposures contributed.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

Heather Arnold, CFA

Michael Hasenstab Ph.D. Norman J. Boersma, CFA James Harper, CFA Christopher J. Molumphy, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	+8.01%	+1.72%
1-Year	+18.21%	+11.53%
5-Year	+45.00%	+6.44%
10-Year	+58.86%	+4.12%

Advisor
6-Month	+8.44%	+8.44%
1-Year	+18.39%	+18.39%
5-Year	+46.99%	+8.01%
10-Year	+63.55%	+5.04%

Share Class	Distribution Rate[5]	30-Day Standardized Yield[6]
		(with waiver)	(without waiver)
A	2.57%	2.71%	2.69%
Advisor	2.96%	3.12%	3.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–6/30/17)

Share Class	Net Investment Income
A	$0.0327
A1	$0.0327
C	$0.0230
C1	$0.0273
R	$0.0294
R6	$0.0374
Advisor	$0.0360

Total Annual Operating Expenses[7]
Share Class	With Waiver	Without Waiver
A	1.16%	1.17%
Advisor	0.91%	0.92%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.

5. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 6/30/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,080.10	$5.93	$1,019.09	$5.76	1.15%
A1	$1,000	$1,083.60	$5.94	$1,019.09	$5.76	1.15%
C	$1,000	$1,077.00	$9.78	$1,015.37	$9.49	1.90%
C1	$1,000	$1,078.20	$7.99	$1,017.11	$7.75	1.55%
R	$1,000	$1,078.70	$7.22	$1,017.85	$7.00	1.40%
R6	$1,000	$1,081.50	$4.08	$1,020.88	$3.96	0.79%
Advisor	$1,000	$1,084.40	$4.65	$1,020.33	$4.51	0.90%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Consolidated Financial Highlights

Templeton Global Balanced Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014		2013	2012[b]
Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94		$ 2.80	$ 2.50

Income from investment operations[c]:

Net investment income[d]	0.05	0.07	0.08	0.08	0.09[e]		0.07	0.04

Net realized and unrealized gains (losses)	0.19	0.15	(0.32)	(0.07)	0.35		0.23	0.33

Total from investment operations	0.24	0.22	(0.24)	0.01	0.44		0.30	0.37

Less distributions from:

Net investment income	(0.03)	(0.03)	(0.09)	(0.18)	(0.08)		(0.16)	(0.07)

Net realized gains	—	—	(0.08)	—	—		—	—

Total distributions	(0.03)	(0.03)	(0.17)	(0.18)	(0.08)		(0.16)	(0.07)

Net asset value, end of period	$ 3.12	$ 2.91	$ 2.72	$ 3.13	$ 3.30		$ 2.94	$ 2.80

Total return[f]	8.01%	7.97%	(7.74)%	0.38%	15.06%		11.31%	14.99%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.18%	1.16%	1.11%	1.11%	1.13%		1.21%	1.24%

Expenses net of waiver and payments by affiliates	1.15% [h]	1.15% [h]	1.10% [h]	1.11% [h,i]	1.12%	[h]	1.20%	1.20%

Net investment income	3.27%	3.28%	2.55%	2.55%	2.76%	[e]	2.84%	3.27%

Supplemental data

Net assets, end of period (000’s)	$749,646	$780,810	$987,949	$1,117,109	$1,055,121		$238,319	$72,962

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%		30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period September 27, 2011 (effective date) to March 31, 2012.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d Based on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014		2013	2012
Class A1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94		$ 2.79	$ 2.89

Income from investment operations[b]:

Net investment income[c]	0.05	0.07	0.08	0.08	0.09[d]		0.08	0.09

Net realized and unrealized gains (losses)	0.19	0.15	(0.32)	(0.07)	0.34		0.23	(0.08)

Total from investment operations	0.24	0.22	(0.24)	0.01	0.43		0.31	0.01

Less distributions from:

Net investment income	(0.03)	(0.03)	(0.09)	(0.18)	(0.07)		(0.16)	(0.11)

Net realized gains	—	—	(0.08)	—	—		—	—

Total distributions	(0.03)	(0.03)	(0.17)	(0.18)	(0.07)		(0.16)	(0.11)

Net asset value, end of period	$ 3.12	$ 2.91	$ 2.72	$ 3.13	$ 3.30		$ 2.94	$ 2.79

Total return[e]	8.36%	7.97%	(7.76)%	0.36%	14.98%		11.67%	0.78%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.18%	1.16%	1.11%	1.11%	1.13%		1.21%	1.24%

Expenses net of waiver and payments by affiliates	1.15% [g]	1.15% [g]	1.10% [g]	1.11% [g,h]	1.12%	[g]	1.20%	1.20%

Net investment income	3.27%	3.28%	2.55%	2.55%	2.76%	[d]	2.84%	3.27%

Supplemental data

Net assets, end of period (000’s)	$304,541	$319,161	$370,212	$467,765	$538,901		$533,538	$572,179

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%		30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014		2013	2012[b]
Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.90	$ 2.70	$ 3.12	$ 3.28	$ 2.93		$ 2.79	$ 2.94

Income from investment operations[c]:

Net investment income[d]	0.04	0.05	0.05	0.06	0.06	[e]	0.05	0.04

Net realized and unrealized gains (losses)	0.18	0.16	(0.31)	(0.07)	0.35		0.23	(0.11)

Total from investment operations	0.22	0.21	(0.26)	(0.01)	0.41		0.28	(0.07)

Less distributions from:

Net investment income	(0.02)	(0.01)	(0.08)	(0.15)	(0.06)		(0.14)	(0.08)

Net realized gains	—	—	(0.08)	—	—		—	—

Total distributions	(0.02)	(0.01)	(0.16)	(0.15)	(0.06)		(0.14)	(0.08)

Net asset value, end of period	$ 3.10	$ 2.90	$ 2.70	$ 3.12	$ 3.28		$ 2.93	$ 2.79

Total return[f]	7.70%	7.74%	(8.68)%	(0.04)%	14.11%		10.66%	(2.05)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.93%	1.89%	1.86%	1.83%	1.88%		1.96%	1.99%

Expenses net of waiver and payments by affiliates	1.90% [h]	1.88% [h]	1.85% [h]	1.83% [h,i]	1.87%	[h]	1.95%	1.95%

Net investment income	2.52%	2.55%	1.80%	1.83%	2.01%	[e]	2.09%	2.52%

Supplemental data

Net assets, end of period (000’s)	$320,469	$340,265	$464,899	$507,888	$480,700		$88,988	$18,703

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%		30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period July 1, 2011 (effective date) to March 31, 2012.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012
Class C1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.91	$ 2.72	$ 3.13	$ 3.29	$ 2.93	$ 2.79	$ 2.89

Income from investment operations[b]:

Net investment income[c]	0.04	0.06	0.06	0.07	0.07[d]	0.07	0.08

Net realized and unrealized gains (losses)	0.19	0.15	(0.31)	(0.07)	0.35	0.22	(0.08)

Total from investment operations	0.23	0.21	(0.25)	—	0.42	0.29	—

Less distributions from:

Net investment income	(0.03)	(0.02)	(0.08)	(0.16)	(0.06)	(0.15)	(0.10)

Net realized gains	—	—	(0.08)	—	—	—	—

Total distributions	(0.03)	(0.02)	(0.16)	(0.16)	(0.06)	(0.15)	(0.10)

Net asset value, end of period.	$ 3.11	$ 2.91	$ 2.72	$ 3.13	$ 3.29	$ 2.93	$ 2.79

Total return[e]	7.82%	7.62%	(8.07)%	0.26%	14.57%	10.86%	0.36%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.58%	1.56%	1.51%	1.51%	1.53%	1.61%	1.64%

Expenses net of waiver and payments by affiliates	1.55% [g]	1.55%[g]	1.50% [g]	1.51% [g,h]	1.52% [g]	1.60%	1.60%

Net investment income	2.87%	2.88%	2.15%	2.15%	2.36%[d]	2.44%	2.87%

Supplemental data

Net assets, end of period (000’s)	$187,555	$202,929	$233,840	$296,672	$341,690	$322,243	$342,091

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.92	$ 2.72	$ 3.14	$ 3.30	$ 2.94	$ 2.80	$ 2.90

Income from investment operations[b]:

Net investment income[c]	0.05	0.06	0.07	0.07	0.08[d]	0.07	0.08

Net realized and unrealized gains (losses)	0.18	0.16	(0.32)	(0.06)	0.35	0.22	(0.07)

Total from investment operations	0.23	0.22	(0.25)	0.01	0.43	0.29	0.01

Less distributions from:

Net investment income	(0.03)	(0.02)	(0.09)	(0.17)	(0.07)	(0.15)	(0.11)

Net realized gains	—	—	(0.08)	—	—	—	—

Total distributions	(0.03)	(0.02)	(0.17)	(0.17)	(0.07)	(0.15)	(0.11)

Net asset value, end of period	$ 3.12	$ 2.92	$ 2.72	$ 3.14	$ 3.30	$ 2.94	$ 2.80

Total return[e]	7.87%	8.11%	(8.24)%	0.43%	14.70%	10.99%	0.52%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.43%	1.41%	1.36%	1.36%	1.38%	1.46%	1.49%

Expenses net of waiver and payments by affiliates	1.40% [g]	1.40% [g]	1.35% [g]	1.36% [g,h]	1.37% [g]	1.45%	1.45%

Net investment income	3.02%	3.03%	2.30%	2.30%	2.51%[d]	2.59%	3.02%

Supplemental data

Net assets, end of period (000’s)	$5,135	$5,487	$6,498	$6,357	$5,757	$3,864	$3,426

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014[b]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.92	$ 2.73	$ 3.14	$ 3.30	$ 3.02

Income from investment operations[c]:

Net investment income[d]	0.06	0.08	0.08	0.07	0.09	[e]

Net realized and unrealized gains (losses)	0.18	0.15	(0.31)	(0.04)	0.28

Total from investment operations	0.24	0.23	(0.23)	0.03	0.37

Less distributions from:

Net investment income	(0.04)	(0.04)	(0.10)	(0.19)	(0.09)

Net realized gains	—	—	(0.08)	—	—

Total distributions	(0.04)	(0.04)	(0.18)	(0.19)	(0.09)

Net asset value, end of period	$ 3.12	$ 2.92	$ 2.73	$ 3.14	$ 3.30

Total return[f]	8.15%	8.35%	(7.44)%	1.02%	12.32%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.84%	0.81%	0.81%	0.92%	2.31%

Expenses net of waiver and payments by affiliates[h]	0.79%	0.79%	0.75%	0.76%	0.77%

Net investment income	3.63%	3.64%	2.90%	2.90%	3.11%	[e]

Supplemental data

Net assets, end of period (000’s)	$1,460	$752	$1,089	$660	$5

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to March 31, 2014.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31,
			2016	2015	2014	2013	2012
Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.92	$ 2.73	$ 3.14	$ 3.31	$ 2.95	$ 2.80	$ 2.90

Income from investment operations[b]:

Net investment income[c]	0.05	0.08	0.08	0.09	0.09[d]	0.08	0.10

Net realized and unrealized gains (losses)	0.20	0.14	(0.31)	(0.08)	0.35	0.24	(0.08)

Total from investment operations	0.25	0.22	(0.23)	0.01	0.44	0.32	0.02

Less distributions from:

Net investment income	(0.04)	(0.03)	(0.10)	(0.18)	(0.08)	(0.17)	(0.12)

Net realized gains	—	—	(0.08)	—	—	—	—

Total distributions	(0.04)	(0.03)	(0.18)	(0.18)	(0.08)	(0.17)	(0.12)

Net asset value, end of period.	$ 3.13	$ 2.92	$ 2.73	$ 3.14	$ 3.31	$ 2.95	$ 2.80

Total return[e]	8.44%	8.22%	(7.52)%	0.62%	15.23%	11.92%	1.04%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.93%	0.91%	0.86%	0.86%	0.88%	0.96%	0.99%

Expenses net of waiver and payments by affiliates	0.90% [g]	0.90% [g]	0.85% [g]	0.86% [g,h]	0.87% [g]	0.95%	0.95%

Net investment income	3.52%	3.53%	2.80%	2.80%	3.01%[d]	3.09%	3.52%

Supplemental data

Net assets, end of period (000’s)	$245,979	$212,161	$299,226	$405,877	$421,583	$146,013	$100,800

Portfolio turnover rate	21.74%	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, June 30, 2017 (unaudited)

Templeton Global Balanced Fund
		Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 65.5%
	Belgium 0.8%
	UCB SA	Pharmaceuticals	220,780	$15,189,160

	Canada 1.1%
a	Husky Energy Inc.	Oil, Gas & Consumable Fuels	550,500	6,251,869
	Tahoe Resources Inc.	Metals & Mining	883,600	7,621,531
	Wheaton Precious Metals Corp	Metals & Mining	349,900	6,953,998

				20,827,398

	China 2.6%
	China Life Insurance Co. Ltd., H	Insurance	3,015,000	9,209,792
	China Mobile Ltd.	Wireless Telecommunication Services	1,453,500	15,423,454
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	26,602,000	12,640,443
	Haier Electronics Group Co. Ltd.	Household Durables	4,165,000	10,828,920

				48,102,609

	Denmark 0.6%
	H. Lundbeck AS	Pharmaceuticals	188,423	10,576,894

	France 3.8%
	AXA SA	Insurance	503,560	13,775,834
b	BNP Paribas SA.	Banks	199,600	14,377,245
	Compagnie de Saint-Gobain	Building Products	167,931	8,973,302
b	Credit Agricole SA	Banks	664,288	10,687,458
	Sanofi	Pharmaceuticals	130,890	12,522,882
	Veolia Environnement SA	Multi-Utilities	367,745	7,771,049

				68,107,770

	Germany 2.6%
	Bayer AG	Pharmaceuticals	117,100	15,141,346
	innogy SE	Multi-Utilities	349,400	13,755,055
	Siemens AG	Industrial Conglomerates	69,218	9,515,384
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	1,578,980	7,887,099

				46,298,884

	Hong Kong 1.1%
	CK Hutchison Holdings Ltd.	Industrial Conglomerates	1,560,352	19,584,963

	Ireland 0.5%
	CRH PLC	Construction Materials	262,332	9,281,619

	Israel 1.6%
	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	857,991	28,502,461

	Italy 1.7%
	Azimut Holding SpA	Capital Markets	357,476	7,166,138
	Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	23,788,156

				30,954,294

	Japan 5.1%
	Kirin Holdings Co. Ltd.	Beverages	528,000	10,744,473
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	45,800	6,950,313
	Nissan Motor Co. Ltd.	Automobiles	1,311,100	13,031,158
	Omron Corp.	Electronic Equipment, Instruments & Components	258,200	11,190,159
	Panasonic Corp.	Household Durables	1,230,400	16,670,041
	SoftBank Group Corp.	Wireless Telecommunication Services	179,900	14,549,054
	Sumitomo Rubber Industries Ltd.	Auto Components	581,000	9,793,092
	Suntory Beverage & Food Ltd.	Beverages	219,800	10,200,080

				93,128,370

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Luxembourg 0.7%
	SES SA, IDR	Media	554,610	$13,002,655

	Netherlands 1.5%
	Aegon NV	Insurance	2,677,252	13,672,725
	ING Groep NV	Banks	697,720	12,034,257
	QIAGEN NV	Life Sciences Tools & Services	28,500	948,139

				26,655,121

	New Zealand 0.7%
	Sky Network Television Ltd.	Media	4,786,566	12,102,030

	Norway 1.6%
	Telenor ASA	Diversified Telecommunication Services	1,385,530	22,990,632
	Yara International ASA	Chemicals	178,130	6,692,653

				29,683,285

	Portugal 0.8%
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	991,458	15,011,193

	Singapore 1.3%
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	4,426,299	12,506,031
	United Overseas Bank Ltd.	Banks	622,500	10,453,370

				22,959,401

	South Africa 0.0%†
a,c	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	4,441	—
a,c	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
a,c	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
a,c	Holdco 2, A	Specialty Retail	32,900,733	25,124
a,c	Holdco 2, B	Specialty Retail	4,646,498	3,548

				28,672

	South Korea 3.2%
	Hana Financial Group Inc.	Banks	279,175	11,033,573
	KB Financial Group Inc.	Banks	313,845	15,816,562
	LG Chem Ltd.	Chemicals	16,800	4,269,955
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	13,269	27,547,897

				58,667,987

	Switzerland 2.2%
	ABB Ltd.	Electrical Equipment	307,098	7,584,959
	Roche Holding AG	Pharmaceuticals	55,750	14,199,896
	UBS Group AG	Capital Markets	1,118,890	18,952,567

				40,737,422

	Taiwan 2.2%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	1,054,000	12,605,415
d	Pegatron Corp., GDR, Reg S	Technology Hardware, Storage & Peripherals	710,240	11,133,012
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	6,518,000	15,440,416

				39,178,843

	Thailand 1.8%
	Bangkok Bank PCL, fgn	Banks	4,178,800	24,269,564
	PTT Global Chemical PCL, fgn	Chemicals	3,759,900	7,592,958

				31,862,522

	United Kingdom 11.1%
	BAE Systems PLC	Aerospace & Defense	2,036,870	16,807,548
	Barclays PLC	Banks	3,865,995	10,209,785
	BP PLC	Oil, Gas & Consumable Fuels	4,870,360	28,090,735
	Cobham PLC	Aerospace & Defense	5,707,293	9,634,509
	HSBC Holdings PLC	Banks	2,398,892	22,321,348

22	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
	Kingfisher PLC	Specialty Retail	1,471,460	$5,763,368
	Man Group PLC	Capital Markets	3,975,700	8,016,393
	Prudential PLC.	Insurance	475,140	10,898,717
a	Rolls-Royce Holdings PLC	Aerospace & Defense	689,080	7,997,270
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,219,941	32,773,831
	Shire PLC	Biotechnology	114,423	6,316,387
	Sky PLC	Media	1,103,430	14,286,492
a	Standard Chartered PLC	Banks	534,464	5,410,603
	Vodafone Group PLC	Wireless Telecommunication Services	8,009,446	22,717,214

				201,244,200

	United States 16.9%
	Allegheny Technologies Inc.	Metals & Mining	430,020	7,314,640
	Allergan PLC	Pharmaceuticals	77,660	18,878,369
a	Alphabet Inc., A	Internet Software & Services	18,610	17,301,345
	Amgen Inc.	Biotechnology	131,300	22,613,798
	Apple Inc.	Technology Hardware, Storage & Peripherals	110,890	15,970,378
	Cardinal Health Inc.	Health Care Providers & Services	170,800	13,308,736
a	Celgene Corp.	Biotechnology	58,420	7,587,005
a,e	CEVA Holdings LLC	Air Freight & Logistics	247	61,678
	CF Industries Holdings Inc.	Chemicals	232,190	6,492,032
	Cisco Systems Inc.	Communications Equipment	231,430	7,243,759
	Citigroup Inc.	Banks	153,087	10,238,459
	Comcast Corp., A	Media	561,124	21,838,946
	ConocoPhillips	Oil, Gas & Consumable Fuels	196,120	8,621,435
	Coty Inc., A	Personal Products	249,229	4,675,536
	Devon Energy Corp.	Oil, Gas & Consumable Fuels	226,790	7,250,476
	Eli Lilly & Co.	Pharmaceuticals	246,710	20,304,233
	Gilead Sciences Inc.	Biotechnology	228,800	16,194,464
	Helmerich & Payne Inc.	Energy Equipment & Services	11,744	638,169
a	Ionis Pharmaceuticals Inc.	Biotechnology	151,130	7,687,983
	JPMorgan Chase & Co.	Banks	217,506	19,880,049
	Microsoft Corp.	Software	201,539	13,892,083
	Oracle Corp.	Software	654,410	32,812,118
	Perrigo Co. PLC	Pharmaceuticals	124,570	9,407,526
a,f,g	Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	7,383,679
	Walgreens Boots Alliance Inc.	Food & Staples Retailing	113,610	8,896,799

				306,493,695

	Total Common Stocks and Other Equity Interests (Cost $1,058,802,489)			1,188,181,448

h	Equity-Linked Securities 2.7%
	United Kingdom 0.8%
i	Royal Bank of Canada into Standard Chartered PLC, 4.00%, 144A	Banks	1,478,465	15,434,912

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares		Value
h	Equity-Linked Securities (continued)
	United States 1.9%
i	Royal Bank of Canada into Citigroup Inc., 4.50%, 144A	Banks	13,100,000		$14,656,738
i	Royal Bank of Canada into Knowles Corp., 5.00%, 144A	Electronic Equipment, Instruments & Components	12,110,000		12,150,609
i	Royal Bank of Canada into Microsoft Corp., 4.25%, 144A	Software	6,700,000		7,438,273

					34,245,620

	Total Equity-Linked Securities (Cost $46,104,299)				49,680,532

	Convertible Preferred Stocks 0.0%†
	United States 0.0%†
a,e	CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12		4,500
a,e	CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534		149,537

	Total Convertible Preferred Stocks (Cost $802,629)				154,037

			Principal Amount*
	Corporate Bonds and Notes 0.2%
	South Africa 0.0%†
i,j	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	2,456,800		110,556
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	1,978,948	EUR	339,068
i,j	K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	548,903		510,480

					960,104

	United States 0.2%
k	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	Oil, Gas & Consumable Fuels	500,000		135,000
	General Electric Co., senior note, A, 8.50%, 4/06/18	Industrial Conglomerates	59,000,000	MXN	3,263,515

					3,398,515

	Total Corporate Bonds and Notes (Cost $9,310,077)				4,358,619

	Foreign Government and Agency Securities 21.4%
	Argentina 1.4%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		180,256,000	ARS	11,540,623
	16.00%, 10/17/23		117,073,000	ARS	7,565,396
	senior note, 15.50%, 10/17/26		65,894,000	ARS	4,425,770
l	Government of Argentina, FRN, 21.472%, 4/03/22		37,519,000	ARS	2,190,155

					25,721,944

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
	Brazil 4.3%
	Letra Tesouro Nacional,
	Strip, 7/01/19	28,060	[m]	BRL	$7,107,155
	Strip, 7/01/20	1,200	[m]	BRL	273,508
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	109,195	[m]	BRL	33,012,651
	10.00%, 1/01/23	33,230	[m]	BRL	9,906,431
	10.00%, 1/01/25	62,161	[m]	BRL	18,338,768
	10.00%, 1/01/27	1,390	[m]	BRL	407,575
n	Index Linked, 6.00%, 5/15/45	7,695	[m]	BRL	7,266,073
	senior note, 10.00%, 1/01/19	5,490	[m]	BRL	1,681,923

					77,994,084

	Colombia 1.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	689,000,000		COP	241,155
	senior bond, 4.375%, 3/21/23	52,000,000		COP	15,810
	senior bond, 9.85%, 6/28/27	83,000,000		COP	35,092
	Titulos de Tesoreria,
	B, 5.00%, 11/21/18	126,000,000		COP	41,469
	B, 7.75%, 9/18/30	22,949,000,000		COP	8,208,919
	B, 7.00%, 6/30/32	452,000,000		COP	149,603
	senior bond, B, 11.25%, 10/24/18	736,000,000		COP	261,218
	senior bond, B, 11.00%, 7/24/20	677,000,000		COP	255,622
	senior bond, B, 7.00%, 5/04/22	844,000,000		COP	290,956
	senior bond, B, 10.00%, 7/24/24	1,738,000,000		COP	694,584
	senior bond, B, 7.50%, 8/26/26	32,054,000,000		COP	11,226,724
	senior bond, B, 6.00%, 4/28/28	5,961,000,000		COP	1,866,655
	senior note, B, 7.00%, 9/11/19	481,000,000		COP	163,350

					23,451,157

	El Salvador 0.0%†
i	Government of El Salvador, 144A, 7.65%,
	6/15/35	100,000			94,344

	Ghana 1.5%
	Ghana Treasury Note, 24.25%, 6/11/18	3,060,000		GHS	733,322
	Government of Ghana,
	23.00%, 8/21/17	29,760,000		GHS	6,806,408
	22.49%, 4/23/18	50,000		GHS	11,747
	23.47%, 5/21/18	5,050,000		GHS	1,199,148
	19.04%, 9/24/18	3,220,000		GHS	741,266
	24.50%, 10/22/18	6,021,000		GHS	1,472,050
	24.50%, 4/22/19	3,310,000		GHS	818,568
	24.50%, 5/27/19	270,000		GHS	67,299
	24.50%, 6/21/21	280,000		GHS	74,354
	18.75%, 1/24/22	6,950,000		GHS	1,619,851
	19.75%, 3/25/24	6,950,000		GHS	1,690,852
	19.00%, 11/02/26	20,850,000		GHS	4,936,601
	senior bond, 19.75%, 3/15/32	20,850,000		GHS	5,050,572
	senior note, 24.00%, 11/23/20	7,760,000		GHS	2,012,273

					27,234,311

	India 2.8%
	Government of India,
	senior bond, 7.80%, 5/03/20	302,000,000		INR	4,825,457
	senior bond, 8.20%, 2/15/22	335,000,000		INR	5,486,597
	senior bond, 8.35%, 5/14/22	210,100,000		INR	3,473,998

franklintempleton.com	Semiannual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India (continued)
Government of India, (continued)
senior bond, 8.13%, 9/21/22	268,000,000		INR	$4,397,212
senior note, 7.28%, 6/03/19	11,700,000		INR	183,910
senior note, 8.12%, 12/10/20	226,800,000		INR	3,678,393
senior note, 7.80%, 4/11/21	404,400,000		INR	6,506,071
senior note, 7.16%, 5/20/23	307,000,000		INR	4,840,239
senior note, 8.83%, 11/25/23	756,500,000		INR	12,906,859
senior note, 7.68%, 12/15/23	327,000,000		INR	5,302,769

				51,601,505

Indonesia 3.2%
Government of Indonesia,
FR35, 12.90%, 6/15/22	10,168,000,000		IDR	961,249
FR43, 10.25%, 7/15/22	154,000,000		IDR	13,266
senior bond, 9.00%, 3/15/29	64,873,000,000		IDR	5,567,323
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	149,222
senior bond, FR42, 10.25%, 7/15/27	2,150,000,000		IDR	198,570
senior bond, FR44, 10.00%, 9/15/24	968,000,000		IDR	84,392
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	6,189,378
senior bond, FR56, 8.375%, 9/15/26	155,145,000,000		IDR	12,877,826
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	150,932
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000		IDR	30,957,932

				57,150,090

Mexico 3.4%
Government of Mexico,
7.75%, 12/14/17	2,642,100	[o]	MXN	14,620,285
M, 4.75%, 6/14/18	62,200	[o]	MXN	336,075
senior note, 8.50%, 12/13/18	6,026,300	[o]	MXN	33,973,076
senior note, M, 5.00%, 12/11/19	2,432,600	[o]	MXN	12,927,309

				61,856,745

Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	6,988,000		PEN	2,391,786

Philippines 0.0%†
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,000,000		PHP	20,132
senior note, 5-72, 2.125%, 5/23/18	562,000		PHP	11,081

				31,213

Serbia 0.0%†
Serbia Treasury Note, 10.00%, 11/21/18	1,430,000		RSD	14,595

South Africa 0.6%
Government of South Africa,
8.00%, 1/31/30	27,506,000		ZAR	1,900,444
7.00%, 2/28/31	26,205,000		ZAR	1,637,615
8.25%, 3/31/32	42,602,000		ZAR	2,935,182
8.875%, 2/28/35	14,180,000		ZAR	1,006,642
8.50%, 1/31/37	12,074,000		ZAR	819,017
R186, 10.50%, 12/21/26	8,817,000		ZAR	747,013
senior bond, 6.25%, 3/31/36	25,401,000		ZAR	1,368,593

				10,414,506

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Korea 1.5%
	Korea Monetary Stabilization Bond,
	senior note, 1.70%, 8/02/17	793,800,000	KRW	$693,548
	senior note, 1.56%, 10/02/17	3,729,000,000	KRW	3,259,221
	senior note, 1.49%, 2/02/18	1,879,400,000	KRW	1,642,596
	Korea Treasury Bond,
	senior bond, 4.25%, 6/10/21	3,380,800,000	KRW	3,221,344
	senior note, 2.00%, 12/10/17	2,708,000,000	KRW	2,372,415
	senior note, 1.50%, 6/10/19	2,125,300,000	KRW	1,851,658
	senior note, 2.00%, 3/10/21	8,058,200,000	KRW	7,082,416
	senior note, 1.375%, 9/10/21	8,151,200,000	KRW	6,981,107

				27,104,305

p	Supranational 0.2%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24	60,000,000	MXN	3,421,765

	Ukraine 0.9%
i	Government of Ukraine,
	144A, 7.75%, 9/01/25	2,776,000		2,717,052
	144A, 7.75%, 9/01/26	3,905,000		3,807,472
	144A, 7.75%, 9/01/27	4,652,000		4,518,953
a,q	144A, VRI, GDP Linked Security,
	5/31/40	12,038,000		4,715,044

				15,758,521

	Zambia 0.2%
i	Government of Zambia International Bond, 144A, 8.50%, 4/14/24	3,100,000		3,242,398

	Total Foreign Government and Agency Securities (Cost $381,755,678)			387,483,269

		Industry	Shares
	Escrows and Litigation Trusts (Cost $—) 0.0%
	United States 0.0%
a,e	NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—

	Total Investments before Short Term Investments (Cost $1,496,775,172)				1,629,857,905

			Principal Amount*
	Short Term Investments 9.3%
	Foreign Government and Agency Securities 2.2%
	Colombia 0.0%†
	Colombian Tes Corto Plazo, Strip, 9/12/17 - 3/13/18		634,000,000	COP	203,160

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

			Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
	Mexico 2.2%
r	Mexico Treasury Bill, 7/06/17 - 4/26/18		71,682,610	[s]	MXN	$38,659,427

	Total Foreign Government and Agency Securities (Cost $37,354,801)					38,862,587

	Total Investments before Money Market Funds (Cost $1,534,129,973)					1,668,720,492

			Shares
	Money Market Funds (Cost $129,131,106) 7.1%
	United States 7.1%
t,u	Institutional Fiduciary Trust Money Market Portfolio, 0.58%		129,131,106			129,131,106

	Total Investments (Cost $1,663,261,079) 99.1%					1,797,851,598
	Options Written (0.0)%†					(268,361)
	Other Assets, less Liabilities 0.9%					17,200,863

	Net Assets 100.0%					$1,814,784,100

		Counterparty	Number of Contracts
v	Options Written (0.0)%†
	Calls - Over-the-Counter
	Equity Options (0.0)%†
	BNP Paribas SA, Strike Price 65.25 EUR, Expires 8/18/17	GSCO	92,000			(126,751)
	Credit Agricole SA, Strike Price 14.55 EUR, Expires 8/18/17	GSCO	405,000			(141,610)

	Total Options Written (Premium Received $296,500)					(268,361)

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at period end.

cSee Note 9 regarding restricted securities.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $11,133,012, representing 0.6% of net assets.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $215,715, representing less than 0.1% of net assets.

fThe security is owned by FT Holdings Corporation lV, a wholly-owned subsidiary of the Fund. See Note 1(h).

gAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.

hSee Note 1(f) regarding equity-linked securities.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $69,735,899, representing 3.8% of net assets.

jIncome may be received in additional securities and/or cash.

kSee Note 7 regarding defaulted securities.

lThe coupon rate shown represents the rate at period end.

mPrincipal amount is stated in 1,000 Brazilian Real Units.

nRedemption price at maturity is adjusted for inflation. See Note 1(k).

oPrincipal amount is stated in 100 Mexican Peso Units.

pA supranational organization is an entity formed by two or more central governments through international treaties.

qThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

rThe security was issued on a discount basis with no stated coupon rate.

sPrincipal amount is stated in 10 Mexican Peso Units.

tSee Note 3(f) regarding investments in affiliated management investment companies.

uThe rate shown is the annualized seven-day yield at period end.

vSee Note 1(c) regarding written options.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	926,020,000	$1,387,525	7/03/17	$5,085	$—
Chilean Peso	DBAB	Sell	926,020,000	1,396,270	7/03/17	3,660	—
Philippine Peso	JPHQ	Buy	83,694,000	1,761,274	7/03/17	—	(102,011)
Philippine Peso	JPHQ	Sell	83,694,000	1,658,128	7/03/17	—	(1,136)
Euro	HSBK	Sell	3,767,000	4,032,197	7/10/17	—	(273,073)
Chilean Peso	GSCO	Buy	1,188,715,000	1,799,720	7/11/17	—	(12,468)
Japanese Yen	BZWS	Sell	86,450,000	749,676	7/11/17	—	(19,260)
Japanese Yen	DBAB	Sell	160,839,000	1,391,341	7/11/17	—	(39,254)
Japanese Yen	GSCO	Sell	228,991,000	1,983,344	7/11/17	—	(53,433)
Japanese Yen	JPHQ	Sell	608,450,000	5,259,314	7/11/17	—	(152,590)
Euro	JPHQ	Sell	8,857,000	9,444,042	7/13/17	—	(680,247)
Japanese Yen	BZWS	Sell	306,400,000	2,792,665	7/13/17	67,116	—
Japanese Yen	CITI	Sell	63,300,000	549,494	7/13/17	—	(13,585)
Japanese Yen	HSBK	Sell	209,990,000	1,823,716	7/13/17	—	(44,227)
Euro	JPHQ	Sell	40,000,000	43,518,440	7/17/17	—	(2,215,161)
Indian Rupee	JPHQ	Buy	38,898,000	595,773	7/17/17	4,939	—
Chilean Peso	DBAB	Buy	475,203,000	718,730	7/18/17	—	(4,400)
Chilean Peso	DBAB	Sell	122,132,000	184,517	7/18/17	927	—

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	4,960,000	$5,282,251	7/18/17	$—	$(389,034)
Euro	JPHQ	Sell	8,818,000	9,390,288	7/18/17	—	(692,250)
Euro	UBSW	Sell	6,580,860	7,012,104	7/18/17	—	(512,479)
Chilean Peso	DBAB	Buy	318,387,000	482,661	7/20/17	—	(4,086)
Chilean Peso	DBAB	Sell	276,343,000	418,480	7/20/17	3,102	—
Indian Rupee	DBAB	Buy	115,951,000	1,777,961	7/20/17	12,050	—
Japanese Yen	SCNY	Sell	260,930,000	2,319,172	7/20/17	—	(2,651)
Indian Rupee	JPHQ	Buy	93,886,000	1,439,086	7/24/17	9,593	—
Japanese Yen	DBAB	Sell	63,500,000	555,794	7/24/17	—	(9,350)
South Korean Won	HSBK	Sell	7,077,000,000	6,204,629	7/24/17	23,768	—
Euro	JPHQ	Sell	95,064,967	104,051,648	7/27/17	—	(4,700,980)
Indian Rupee	DBAB	Buy	72,092,000	1,111,371	7/27/17	619	—
Japanese Yen	GSCO	Sell	254,830,000	2,267,080	7/27/17	—	(1,194)
Indian Rupee	HSBK	Buy	26,015,000	398,301	7/28/17	2,922	—
Euro	DBAB	Sell	12,460,751	13,630,940	7/31/17	—	(627,050)
Japanese Yen	BZWS	Sell	291,270,000	2,804,327	7/31/17	211,232	—
Japanese Yen	DBAB	Sell	242,274,032	2,333,732	7/31/17	176,835	—
Japanese Yen	HSBK	Sell	313,645,839	2,750,073	7/31/17	—	(42,227)
Euro	JPHQ	Sell	3,768,000	4,112,825	8/02/17	—	(199,071)
South Korean Won	HSBK	Sell	1,860,000,000	1,651,425	8/02/17	26,857	—
Euro	CITI	Sell	3,767,000	4,129,423	8/03/17	—	(181,543)
Euro	DBAB	Sell	11,064,315	12,160,789	8/08/17	—	(504,405)
Indian Rupee	DBAB	Buy	43,655,500	673,956	8/08/17	—	(1,516)
Japanese Yen	SCNY	Sell	209,310,000	1,875,849	8/08/17	11,817	—
Euro	DBAB	Sell	10,992,562	12,100,832	8/09/17	—	(482,854)
Japanese Yen	JPHQ	Sell	209,790,000	1,880,403	8/09/17	12,021	—
Euro	DBAB	Sell	975,303	1,064,286	8/15/17	—	(52,522)
Euro	GSCO	Sell	95,745	104,999	8/16/17	—	(4,642)
Indian Rupee	DBAB	Buy	62,182,000	953,931	8/16/17	3,014	—
Indian Rupee	HSBK	Buy	91,720,000	1,408,477	8/16/17	3,042	—
Euro	BOFA	Sell	6,166,140	6,794,285	8/17/17	—	(267,194)
Indian Rupee	JPHQ	Buy	77,306,000	1,195,947	8/18/17	—	(6,520)
Japanese Yen	DBAB	Sell	284,714,000	2,882,888	8/18/17	346,311	—
Euro	JPHQ	Sell	1,947,236	2,173,904	8/21/17	—	(56,520)
Euro	DBAB	Sell	200,000	223,431	8/22/17	—	(5,666)
Euro	GSCO	Sell	1,220,000	1,363,472	8/22/17	—	(34,024)
Euro	UBSW	Sell	433,000	483,813	8/22/17	—	(12,184)
Japanese Yen	HSBK	Sell	547,340,000	5,551,116	8/22/17	673,959	—
Japanese Yen	JPHQ	Sell	385,615,000	3,911,160	8/22/17	475,079	—
Euro	DBAB	Sell	16,570,000	18,637,605	8/23/17	—	(344,082)
Euro	JPHQ	Sell	8,901,000	10,010,154	8/23/17	—	(186,345)
Japanese Yen	BZWS	Sell	127,736,000	1,293,248	8/24/17	154,944	—
Japanese Yen	DBAB	Sell	126,234,000	1,279,900	8/24/17	154,982	—
Euro	GSCO	Sell	292,956	329,327	8/28/17	—	(6,352)
Indian Rupee	JPHQ	Buy	39,418,000	602,169	8/28/17	3,631	—
Japanese Yen	JPHQ	Sell	254,671,000	2,577,837	8/28/17	308,001	—
Euro	SCNY	Sell	2,984,696	3,353,396	8/30/17	—	(66,924)
Japanese Yen	DBAB	Sell	228,669,000	2,320,535	8/30/17	282,268	—
Japanese Yen	JPHQ	Sell	227,544,000	2,304,476	8/30/17	276,237	—
Euro	SCNY	Sell	3,768,000	4,233,480	8/31/17	—	(84,709)
Japanese Yen	BZWS	Sell	302,200,000	2,714,014	8/31/17	20,189	—
Japanese Yen	HSBK	Sell	420,281,000	4,173,595	9/01/17	427,008	—
South Korean Won	HSBK	Sell	5,024,000,000	4,492,533	9/05/17	101,245	—

30	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	943,744	$1,062,962	9/06/17	$—	$(18,945)
Euro	UBSW	Sell	943,744	1,066,176	9/07/17	—	(15,792)
South Korean Won	GSCO	Sell	5,211,000,000	4,603,154	9/07/17	48,283	—
Japanese Yen	DBAB	Sell	30,500,000	268,216	9/13/17	—	(3,834)
Indian Rupee	DBAB	Buy	58,856,000	906,314	9/14/17	—	(3,434)
Euro	BOFA	Sell	7,619,000	8,589,661	9/15/17	—	(149,135)
Euro	JPHQ	Sell	1,947,240	2,182,583	9/19/17	—	(51,348)
Japanese Yen	BZWS	Sell	312,460,000	2,792,726	9/21/17	4,598	—
South Korean Won	HSBK	Sell	8,310,000,000	7,424,946	9/27/17	159,161	—
Japanese Yen	JPHQ	Sell	59,426,000	539,339	9/29/17	8,864	—
Japanese Yen	DBAB	Sell	3,419,230,800	30,971,574	10/10/17	431,931	—
Japanese Yen	JPHQ	Sell	608,450,000	5,762,980	10/10/17	328,470	—
Japanese Yen	HSBK	Sell	605,200,000	5,501,818	10/11/17	96,056	—
Japanese Yen	SCNY	Sell	189,880,000	1,720,598	10/12/17	24,466	—
Indian Rupee	DBAB	Buy	18,126,000	274,595	10/25/17	2,210	—
Indian Rupee	JPHQ	Buy	13,818,000	211,155	11/02/17	—	(327)
Indian Rupee	HSBK	Buy	19,369,500	295,808	11/08/17	—	(477)
Japanese Yen	BZWS	Sell	2,840,000,000	25,525,566	11/08/17	121,374	—
Japanese Yen	CITI	Sell	488,779,000	4,342,579	11/20/17	—	(32,334)
Japanese Yen	DBAB	Sell	166,350,000	1,550,702	11/21/17	61,676	—
Japanese Yen	HSBK	Sell	43,408,000	393,902	11/27/17	5,229	—
Japanese Yen	SCNY	Sell	312,386,000	2,867,373	11/27/17	70,286	—
South Korean Won	HSBK	Sell	4,163,000,000	3,723,114	11/27/17	78,925	—
Japanese Yen	CITI	Sell	62,440,000	557,597	12/12/17	—	(1,922)
Japanese Yen	CITI	Sell	64,869,000	592,127	12/13/17	10,812	—
Japanese Yen	HSBK	Sell	92,070,000	842,488	12/13/17	17,414	—
Japanese Yen	JPHQ	Sell	85,300,000	756,065	12/13/17	—	(8,340)
Japanese Yen	JPHQ	Sell	36,000,000	330,225	12/18/17	7,532	—
Japanese Yen	MSCO	Sell	100,400,000	925,175	12/18/17	25,220	—
Indian Rupee	CITI	Buy	15,811,000	240,801	12/19/17	—	(827)
Japanese Yen	JPHQ	Sell	209,300,000	1,900,973	2/08/18	19,795	—
Japanese Yen	BZWS	Sell	209,340,000	1,896,539	2/09/18	14,904	—
Japanese Yen	CITI	Sell	255,214,000	2,324,936	2/13/18	30,488	—
Japanese Yen	HSBK	Sell	253,342,000	2,291,651	2/27/18	12,372	—
Japanese Yen	JPHQ	Sell	126,519,000	1,147,783	2/28/18	9,452	—
Australian Dollar	CITI	Sell	10,456,600	7,851,896	3/09/18	—	(161,906)
Mexican Peso	CITI	Buy	197,094,000	9,583,953	3/09/18	867,305	—
Mexican Peso	CITI	Buy	177,301,000	8,580,811	3/12/18	816,935	—
Australian Dollar	JPHQ	Sell	10,063,000	7,446,620	3/13/18	—	(265,166)
Australian Dollar	JPHQ	Sell	17,500,000	13,043,625	3/16/18	—	(367,032)
Australian Dollar	JPHQ	Sell	29,027,000	21,789,118	3/20/18	—	(453,889)
Japanese Yen	DBAB	Sell	302,200,000	2,783,483	4/13/18	58,073	—
Japanese Yen	BOFA	Sell	540,647,250	4,852,771	5/18/18	—	(32,674)
Japanese Yen	CITI	Sell	488,778,900	4,384,591	5/18/18	—	(32,157)
Japanese Yen	BOFA	Sell	539,529,250	4,914,305	5/21/18	38,140	—
Japanese Yen	HSBK	Sell	541,429,400	4,942,304	5/21/18	48,966	—
Japanese Yen	BOFA	Sell	540,995,000	4,957,799	5/22/18	68,113	—
Japanese Yen	JPHQ	Sell	149,426,000	1,369,405	5/22/18	18,845	—
Japanese Yen	BOFA	Sell	366,311,000	3,354,496	5/25/18	43,102	—
Japanese Yen	HSBK	Sell	618,650,000	5,762,925	6/18/18	162,876	—
Japanese Yen	DBAB	Sell	617,700,000	5,695,397	6/19/18	103,633	—
Japanese Yen	CITI	Sell	487,440,000	4,462,510	6/20/18	49,684	—

franklintempleton.com	Semiannual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	618,770,000	$5,642,623	6/22/18	$40,227	$—

Total Forward Exchange Contracts						$7,707,870	$(14,688,758)

Net unrealized appreciation (depreciation)							$(6,980,888)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$43,150,000	10/17/17	$72,963	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	1,690,000	10/04/23	—	(78,319)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	1,690,000	10/04/23	—	(80,401)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	1,690,000	10/07/23	—	(77,109)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	21,800,000	1/22/25	223,537	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	27,250,000	1/23/25	166,696	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	16,080,000	1/27/25	97,579	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	4,020,000	1/29/25	35,578	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	3,400,000	1/30/25	29,393	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	5,360,000	2/03/25	96,926	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.982%	LCH	46,520,000	10/20/25	670,541	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	820,000	10/04/43	—	(192,553)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	820,000	10/04/43	—	(195,640)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	820,000	10/07/43	—	(193,578)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.537%	LCH	36,200,000	4/13/47	—	(148,050)

Total Interest Rate Swap Contracts				$1,393,213	$(965,650)

Net unrealized appreciation (depreciation)				$427,563

See Note 10 regarding other derivative information.

See Abbreviations on page 53.

32	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,534,129,973
Cost - Non-controlled affiliates (Note 3f)	129,131,106

Total cost of investments	$1,663,261,079

Value - Unaffiliated issuers	$1,668,720,492
Value - Non-controlled affiliates (Note 3f)	129,131,106

Total value of investments	1,797,851,598
Cash	880,191
Restricted Cash (Note 1d)	2,050,000
Foreign currency, at value (cost $795,670)	798,402
Receivables:
Investment securities sold	6,490,133
Capital shares sold	1,720,847
Dividends and interest	14,458,666
European Union tax reclaims	69,876
Due from brokers	20,130,681
Variation margin	611,373
Unrealized appreciation on OTC forward exchange contracts	7,707,870
Other assets	1,499

Total assets	1,852,771,136

Liabilities:
Payables:
Investment securities purchased	13,075,522
Capital shares redeemed	3,772,728
Management fees	1,041,792
Distribution fees	1,207,074
Transfer agent fees	386,991
Trustees’ fees and expenses	10,376
Options written, at value (premiums received $296,500)	268,361
Due to brokers	2,050,000
Unrealized depreciation on OTC forward exchange contracts	14,688,758
Deferred tax.	976,408
Accrued expenses and other liabilities.	509,026

Total liabilities	37,987,036

Net assets, at value	$1,814,784,100

Net assets consist of:
Paid-in capital	$1,798,136,110
Undistributed net investment income	15,122,312
Net unrealized appreciation (depreciation)	126,858,958
Accumulated net realized gain (loss)	(125,333,280)

Net assets, at value	$1,814,784,100

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Templeton Global Balanced Fund

Class A:
Net assets, at value	$749,645,634

Shares outstanding	240,608,673

Net asset value per share[a]	$3.12

Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.31

Class A1:
Net assets, at value	$304,541,148

Shares outstanding	97,646,659

Net asset value per share[a]	$3.12

Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.26

Class C:
Net assets, at value	$320,469,122

Shares outstanding	103,469,210

Net asset value and maximum offering price per share[a]	$3.10

Class C1:
Net assets, at value	$187,554,797

Shares outstanding	60,229,477

Net asset value and maximum offering price per share[a]	$3.11

Class R:
Net assets, at value	$5,134,959

Shares outstanding	1,644,144

Net asset value and maximum offering price per share	$3.12

Class R6:
Net assets, at value	$1,459,509

Shares outstanding	467,144

Net asset value and maximum offering price per share	$3.12

Advisor Class:
Net assets, at value	$245,978,931

Shares outstanding	78,577,870

Net asset value and maximum offering price per share	$3.13

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Semiannual Report| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends: (net of foreign taxes of $1,936,730)
Unaffiliated issuers	$22,133,712
Non-controlled affiliates (Note 3f)	182,463
Interest (net of foreign taxes of $371,831)	18,168,123
Income from securities loaned (net of fees and rebates)	21,962

Total investment income	40,506,260

Expenses:
Management fees (Note 3a)	6,587,170
Distribution fees: (Note 3c)
Class A	947,901
Class A1	386,410
Class C	1,644,277
Class C1	640,233
Class R	13,408
Transfer agent fees: (Note 3e)
Class A	464,212
Class A1	190,249
Class C	201,889
Class C1	120,658
Class R	3,284
Class R6	161
Advisor Class	138,450
Custodian fees (Note 4)	261,290
Reports to shareholders	116,477
Registration and filing fees	125,085
Professional fees	72,633
Trustees’ fees and expenses	59,402
Other	151,568

Total expenses	12,124,757
Expense reductions (Note 4)	(14,002)
Expenses waived/paid by affiliates (Note 3f and 3g)	(198,853)

Net expenses	11,911,902

Net investment income	28,594,358

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(27,207,856)
Written options	561,200
Foreign currency transactions	16,150,506
Swap contracts	(685,811)

Net realized gain (loss)	(11,181,961)

Net change in unrealized appreciation (depreciation) on:
Investments.	174,242,115
Translation of other assets and liabilities denominated in foreign currencies	(46,765,257)
Written options	28,139
Swap contracts	(1,003,749)
Change in deferred taxes on unrealized appreciation	(423,107)

Net change in unrealized appreciation (depreciation)	126,078,141

Net realized and unrealized gain (loss)	114,896,180

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the six months ended June 30, 2017 (unaudited)

Templeton Global Balanced Fund

Net increase (decrease) in net assets resulting from operations	$143,490,538

36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$28,594,358	$49,338,018	$65,166,285
Net realized gain (loss)	(11,181,961)	(155,241,243)	137,370,875
Net change in unrealized appreciation (depreciation)	126,078,141	260,131,644	(443,557,889)

Net increase (decrease) in net assets resulting from operations	143,490,538	154,228,419	(241,020,729)

Distributions to shareholders from:
Net investment income:
Class A	(7,986,803)	(7,872,542)	(35,015,294)
Class A1	(3,261,587)	(3,079,348)	(13,444,726)
Class C	(2,444,991)	(1,188,790)	(13,468,496)
Class C1	(1,705,556)	(1,260,532)	(7,562,234)
Class R	(50,756)	(40,958)	(195,409)
Class R6	(14,980)	(16,668)	(29,094)
Advisor Class	(2,758,895)	(2,819,943)	(13,365,698)
Net realized gains:
Class A	—	—	(29,395,257)
Class A1	—	—	(11,145,626)
Class C	—	—	(14,351,472)
Class C1	—	—	(7,044,397)
Class R	—	—	(184,044)
Class R6	—	—	(29,030)
Advisor Class	—	—	(10,349,144)

Total distributions to shareholders	(18,223,568)	(16,278,781)	(155,579,921)

Capital share transactions: (Note 2)
Class A	(83,377,152)	(265,314,827)	31,532,036
Class A1	(36,020,340)	(73,869,308)	(37,675,817)
Class C	(42,357,838)	(150,612,584)	35,379,162
Class C1	(28,968,111)	(45,505,800)	(24,806,317)
Class R	(715,537)	(1,413,901)	1,100,658
Class R6	644,980	(419,173)	559,968
Advisor Class	18,746,402	(102,961,701)	(48,104,065)

Total capital share transactions	(172,047,596)	(640,097,294)	(42,014,375)

Net increase (decrease) in net assets	(46,780,626)	(502,147,656)	(438,615,025)
Net assets:
Beginning of period	1,861,564,726	2,363,712,382	2,802,327,407

End of period	$1,814,784,100	$1,861,564,726	$2,363,712,382

Undistributed net investment income included in net assets:
End of period	$15,122,312	$4,751,522	$36,109,664

aFor the period April 1, 2016 to December 31, 2016.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements (unaudited)

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Subsequent to March 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market

38	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

h. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2017, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Investments in FT Holdings Corporation IV (FT Subsidiary) (continued)

At June 30, 2017, the net assets of the FT Subsidiary were $7,436,504, representing 0.4% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its Consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017
	Shares	Amount

Class A Shares:
Shares sold	12,975,806	$39,740,091
Shares issued in reinvestment of distributions	2,506,761	7,709,216
Shares redeemed	(43,027,035)	(130,826,459)

Net increase (decrease)	(27,544,468)	$(83,377,152)

Class A1 Shares:
Shares sold	1,258,927	$3,857,216
Shares issued in reinvestment of distributions	1,011,745	3,111,540
Shares redeemed	(14,122,821)	(42,989,096)

Net increase (decrease)	(11,852,149)	$(36,020,340)

Class C Shares:
Shares sold	5,426,856	$16,502,196
Shares issued in reinvestment of distributions	748,352	2,286,906
Shares redeemed	(20,182,357)	(61,146,940)

Net increase (decrease)	(14,007,149)	$(42,357,838)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2017
	Shares	Amount

Class C1 Shares:
Shares sold	628,571	$1,919,435
Shares issued in reinvestment of distributions	522,113	1,603,899
Shares redeemed	(10,632,232)	(32,491,445)

Net increase (decrease)	(9,481,548)	$(28,968,111)

Class R Shares:
Shares sold	235,540	$719,090
Shares issued in reinvestment of distributions	10,768	33,162
Shares redeemed	(481,962)	(1,467,789)

Net increase (decrease)	(235,654)	$(715,537)

Class R6 Shares:
Shares sold	353,791	$1,086,012
Shares issued in reinvestment of distributions	4,859	14,979
Shares redeemed	(149,172)	(456,011)

Net increase (decrease)	209,478	$644,980

Advisor Class Shares:
Shares sold	20,311,941	$62,317,932
Shares issued in reinvestment of distributions	762,443	2,357,925
Shares redeemed	(15,037,797)	(45,929,455)

Net increase (decrease)	6,036,587	$18,746,402

	Year Ended December 31, 2016[a]		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,918,706	$43,999,244	100,914,333	$301,467,863
Shares issued in reinvestment of distributions	2,766,311	7,634,352	21,595,075	61,355,083
Shares redeemed	(114,125,112)	(316,948,423)	(115,694,596)	(331,290,910)

Net increase (decrease)	(95,440,095)	$(265,314,827)	6,814,812	$31,532,036

Class A1 Shares:
Shares sold	1,998,699	$5,555,384	4,966,226	$14,693,174
Shares issued in reinvestment of distributions	1,056,922	2,923,074	8,180,308	23,324,987
Shares redeemed	(29,653,300)	(82,347,766)	(26,316,531)	(75,693,978)

Net increase (decrease)	(26,597,679)	$(73,869,308)	(13,169,997)	$(37,675,817)

Class C Shares:
Shares sold	6,176,236	$17,045,242	57,619,439	$173,369,154
Shares issued in reinvestment of distributions	399,955	1,098,832	9,067,294	25,605,937
Shares redeemed	(61,192,660)	(168,756,658)	(57,524,663)	(163,595,929)

Net increase (decrease)	(54,616,469)	$(150,612,584)	9,162,070	$35,379,162

Class C1 Shares:
Shares sold	689,579	$1,909,426	2,008,579	$5,961,461
Shares issued in reinvestment of distributions	414,592	1,147,144	4,653,334	13,219,451
Shares redeemed	(17,488,544)	(48,562,370)	(15,322,615)	(43,987,229)

Net increase (decrease)	(16,384,373)	$(45,505,800)	(8,660,702)	$(24,806,317)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Year Ended December 31, 2016[a]		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	854,699	$2,375,172	896,012	$2,680,383
Shares issued in reinvestment of distributions	9,818	27,077	84,872	241,607
Shares redeemed	(1,371,117)	(3,816,150)	(619,684)	(1,821,332)

Net increase (decrease)	(506,600)	$(1,413,901)	361,200	$1,100,658

Class R6 Shares:
Shares sold	355,735	$987,361	291,404	$850,215
Shares issued in reinvestment of distributions	6,116	16,668	20,526	58,124
Shares redeemed	(503,457)	(1,423,202)	(122,823)	(348,371)

Net increase (decrease)	(141,606)	$(419,173)	189,107	$559,968

Advisor Class Shares:
Shares sold	24,997,118	$70,004,224	40,587,714	$122,422,298
Shares issued in reinvestment of distributions	878,455	2,429,799	7,247,637	20,700,862
Shares redeemed	(62,899,720)	(175,395,724)	(67,339,602)	(191,227,225)

Net increase (decrease)	(37,024,147)	$(102,961,701)	(19,504,251)	$(48,104,065)

aFor the period April 1, 2016 to December 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.720% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$72,426
CDSC retained	$11,100

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $1,118,903, of which $405,549 was retained by Investor Services.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	93,720,049	305,894,929	(270,483,872)	129,131,106	$129,131,106	$182,463	$—	0.7%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2018.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$3,899,418
Long term	97,692,868

Total capital loss carryforwards	$101,592,286

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,675,861,871

Unrealized appreciation	$231,418,604
Unrealized depreciation	(109,428,877)

Net unrealized appreciation (depreciation)	$121,989,727

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $357,451,384 and $504,885,733, respectively.

Transactions in options written during the period ended June 30, 2017, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2016	—	$—
Options written	5,751,130	1,551,401
Options expired	(3,536,390)	(561,200)
Options exercised	(1,717,740)	(693,701)
Options closed	—	—

Options outstanding at June 30, 2017	497,000	$296,500

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2017, the Fund had 8.4% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At June 30, 2017, the value of this security represents less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
4,441	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$—
79,464,087	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	—
6,435,002	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
32,900,733	Holdco 2, A	2/08/13 - 2/01/17	$81,025	$25,124
4,646,498	Holdco 2, B	2/01/17	3,450	3,548

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$994,666	$28,672

†Rounds to less than 0.1% of net assets.

10. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$ 1,393,213	[a]	Variation margin	$ 965,650	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	7,707,870		Unrealized depreciation on OTC forward exchange contracts	14,688,758
Equity contracts				Options written, at value	268,361
Value recovery instruments	Investments in securities, at value	4,715,044

Totals		$13,816,127			$15,922,769

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Consolidated Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ (685,811)		Swap contracts	$ (1,003,749)
Foreign exchange contracts	Foreign currency transactions	16,057,361	[a]	Translation of other assets and liabilities denominated in foreign currencies	(46,891,025)[a]
Equity contracts	Written options	561,200		Written options	28,139
Value recovery instruments				Investments	1,043,454

Totals		$15,932,750			$(46,823,181)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

10. Other Derivative Information (continued)

For the period ended June 30, 2017, the average month end notional amount of options and swap contracts, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$ 26,615,645
Swap contracts	190,624,286
Forward exchange contracts	779,033,500
VRI.	4,116,979

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$7,707,870	$14,688,758
Options Written	—	268,361

Total	$7,707,870	$14,957,119

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b,c]	Cash Collateral Received[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 149,355	$ (149,355)	$ —	$ —	$ —
BZWS	594,357	(19,260)	—	(360,000)	215,097
CITI	1,775,224	(424,274)	—	(1,350,950)	—
DBAB	1,686,603	(1,686,603)	—	—	—
GSCO	48,283	(48,283)	—	—	—
HSBK	1,839,800	(360,004)	(1,083,240)	—	396,556
JPHQ	1,482,459	(1,482,459)	—	—	—
MSCO	25,220	—	—	—	25,220
SCNY	106,569	(106,569)	—	—	—
UBSW	—	—	—	—	—

Total	$7,707,870	$(4,276,807)	$(1,083,240)	$(1,710,950)	$636,873

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$449,003	$(149,355)	$—	$(299,648)	$—
BZWS	19,260	(19,260)	—	—	—
CITI	424,274	(424,274)	—	—	—
DBAB	2,082,453	(1,686,603)	—	(395,850)	—
GSCO	769,508	(48,283)	—	(410,000)	311,225
HSBK	360,004	(360,004)	—	—	—
JPHQ	10,138,933	(1,482,459)	—	(7,700,000)	956,474
MSCO	—	—	—	—	—
SCNY	154,284	(106,569)	—	—	47,715
UBSW	559,400	—	—	(530,000)	29,400

Total	$14,957,119	$(4,276,807)	$—	$(9,335,498)	$1,344,814

bAt June 30, 2017, the Fund received United Kingdom Treasury Bonds as collateral for derivatives.

cIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) and 6 regarding derivative financial instruments.

See Abbreviations on page 53.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $ 2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

12. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
South Africa	$—	$—	$28,672	[b]	$28,672
United States	299,048,338	215,715	7,383,679		306,647,732
All Other Equity Investments[c]	881,659,081	—	—		881,659,081
Equity-Linked Securities	—	49,680,532	—		49,680,532
Corporate Bonds and Notes:
South Africa	—	849,548	110,556		960,104
United States	—	3,398,515	—		3,398,515
Foreign Government and Agency Securities	—	387,483,269	—		387,483,269
Escrows and Litigation Trusts	—	—	—	[b]	—
Short Term Investments	129,131,106	38,862,587	—		167,993,693

Total Investments in Securities	$1,309,838,525	$480,490,166	$7,522,907		$1,797,851,598

Other Financial Instruments:
Forward Exchange Contracts	$—	$7,707,870	$—		$7,707,870
Swap Contracts.	—	1,393,213	—		1,393,213

Total Other Financial Instruments	$—	$9,101,083	$—		$9,101,083

Liabilities:
Other Financial Instruments:
Options Written	$—	$268,361	$—		$268,361
Forward Exchange Contracts	—	14,688,758	—		14,688,758
Swap Contracts.	—	965,650	—		965,650

Total Other Financial Instruments	$—	$15,922,769	$—		$15,922,769

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2017.

cFor detailed categories, see the accompanying Consolidated Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

14. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BBA	British Bankers Association
CITI	Citigroup N.A.	COP	Colombian Peso	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	EUR	Euro	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	IDR	International Depositary Receipt
HSBK	HSBC Bank PLC	INR	Indian Rupee	LIBOR	London InterBank Offered Rate
JPHQ	JP Morgan Chase Bank, N.A.	KRW	South Korean Won	PIK	Payment-In-Kind
LCH	LCH Clearnet LLC	MXN	Mexican Peso	VRI	Value Recovery Instruments
MSCO	Morgan Stanley and Co., Inc.	PEN	Peruvian Nuevo Sol
SCNY	Standard Chartered Bank	PHP	Philippine Peso
UBSW	UBS AG	RSD	Serbian Dinar
		USD	United States Dollar
		ZAR	South African Rand

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TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Global Balanced Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors, Ltd. (TGAL) and the Fund and the investment sub-advisory agreement between TGAL and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TGAL, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TGAL and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management

Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance

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TEMPLETON GLOBAL BALANCED FUND

SHAREHOLDER INFORMATION

Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. Given the Fund’s investment objective to seek both income and capital appreciation, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that the Fund’s annualized total return and annualized income return were positive for all periods.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares for other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and five other mixed-asset target allocation moderate funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board took into account the complexity and costs of managing a global portfolio of both equities and debt securities. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Sub-Adviser is paid by TGAL out of the management fee TGAL receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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TEMPLETON GLOBAL BALANCED FUND

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

56	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter Templeton Global Balanced Fund
Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	325 S 08/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

	(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)     Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 25, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date August 25, 2017